Exhibit 10.12

[*****] in this exhibit indicates that a confidential portion of the exhibit has been omitted; such portion has been filed separately with the Securities and Exchange Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES 1 |

2. CONTRACT (Proc. Inst. Ident.) NO. HM1573-04-C-0003	3. EFFECTIVE DATE 03/29/2004	4. REQUISITION/PURCHASE NO. See Schedule

5. ISSUED BY	CODE	HM 1573	6. ADMINISTERED BY (if other than item 5)	CODE	[******]

NATIONAL GEOSPATIAL-INTELLIGENCE AGENCY ATTN: [*****] 4600 Sangamore Rd. Bethesda, MD 20816-5003 Phone: [*****]			P.O.C. [******] Phone: [*****] Fax: [******] Email: [******]

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) ORBIMAGE Inc. Attn: Trish Manghelli 21700 Atlantic Blvd. Dulles, VA 20166		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER 9. DISCOUNT FOR PROMPT PAYMENT Net 30
		10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM
CODE	FACILITY CODE

11. SHIP TO/MARK FOR:	CODE	12. PAYMENT WILL BE MADE BY	CODE	880300

[*****]		[******]

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA

☐ 10 U.S.C. 2304 (c) ☐ 41 U.S.C. 253(c)	See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QTY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Continued
		15G. TOTAL AMOUNT OF CONTRACT			$12,705,866.00

16. TABLE OF CONTENTS

(x)	SEC.	DESCRIPTION	PAGE(S)	(x)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
	A	SOLICITATION/CONTRACT FORM			I	CONTRACT CLAUSES
	B	SUPPLIES OR SERVICE AND PRICES/COSTS		PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACH.
	C	DESCRIPTION/SPECS/WORK STATEMENT			J	LIST OF ATTACHMENTS
	D	PACKAGING AND MARKETING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS, AND
	F	DELIVERIES OR PERFORMANCE				OTHER STATEMENTS OF OFFERORS
	G	CONTRACT ADMINISTRATION			L	INSTRS., COND., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return            copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reverence herein. (Attachments are listed herein.)
18. ☐ AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)			20A. NAME OF CONTRACTING OFFICER
Armand D. Mancini, Exec VP and CFO			[*****]
19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B.		20C. DATE SINGED

BY		03/26/04	BY		03/29/04
	(Signature of person authorized to sign)			(Signature of person authorized to sign)

NSN 7540-01-152-8069	STANDARD FORM 26 (REV 4-85)
Previous edition unusable	Prescribed by GSA — FAR (48 CFR) 53.214(a)

SECTION B -	SUPPLIES OR SERVICES AND PRICES/COSTS	NOTE: $12,705,866 FUNDED. REMAINING $2,882,798 IS SUBJECT TO THE AVAILABILITY OF FUNDS, FAR 52.232-18, AVAILABILITY OF FUNDS, INCORPORATED BY REFERENCE.
CLIN 0001	Year 1	NOTE: The minimum year 1 guarantee is inclusive of CLIN 0008, 0009, and 0010. If the amount of these CLINs is reduced persuant to negotiations, year 1 BPUs will be increased accordingly.

		TOTAL PROPOSED	QTY ORDERED
CLIN Number	GLOBAL CAPACITY	BPU AVAILABILITY	(BPU) USG Only	PRICE Per BPU	TOTAL PRICE
0001 AA	BASE1 (Annual Min Guarantee-$12M):	[*****]	[*****]	[*****]	$10,500,000
0001 AB	BASE2 (Annual Min Guarantee-$24M):	[*****]	NOTE 1	[*****]	$24,000,000
0001 AC	BASE3 (Annual Min Guarantee-$36M):	[*****]	NOTE 1	[*****]	$36,000,000
0001 AD	BASE4 (Annual Min Guarantee-$48M):	[*****]	NOTE 1	[*****]	$48,000,000
0001 AE	BASE5 (Annual Min Guarantee-$60M):	[*****]	NOTE 1	[*****]	$60,000,000

BI-LATERAL OPTION:	0 - 250,000	NOTE 2
BI-LATERAL OPTION:	250,000 - 500,000	NOTE 2
BI-LATERAL OPTION:	500,000 - 1,000,000	NOTE 2
BI-LATERAL OPTION:	1,000,000 - 2,000,000	NOTE 2

REGIONAL BPU	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
BPU AVAILABILITY	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

REGIONAL BPU	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ADMIN*
BPU AVAILABILITY	[*****]	[*****]	[*****]	[*****]	[*****]	NOTE 5
PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	Unlimited

RESPONSIVENESS	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3
PRIORITY BPUs	NOTE4	NOTE4	NOTE4	NOTE4	NOTE4	NOTE4

RESPONSIVENESS	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ROW
PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	0
PRIORITY BPUs	NOTE4	NOTE4	NOTE4	NOTE4	NOTE4	0

          ROW: Rest of World Region

NOTE 1: [*****].

NOTE 2: Unit price for the bi-lateral options will be at the applicable BPU unit price giving effect to the total annual capacity achieved from such options. Bilateral options will be negotiated on a case by case basis

NOTE 3: PREMIUM/SENSITIVE orders are capped at [*****]% of purchased capacity per Region.

NOTE 4: Priority orders are capped at [*****]% of purchased capacity per Region.

NOTE 5: Admin BPUs may be allocated to increase the available BPUs in a specific region with mutual consent of ORBIMAGE.

Data Collection
CLIN Number	Data Type	Pass Type	Priority	Area	BPU per SqKm
0001 BA	PAN	Single-Pass SAT/MAT	Routine	SAT all GSDs	Note 6
0001 BB				MAT 1m	[*****]
0001 BC				MAT 1.3m	[*****]
0001 BD				MAT 1.6m	[*****]
0001 BE			Priority	SAT all GSDs	[*****]
0001 BF				MAT 1m	[*****]
0001 BG				MAT 1.3m	[*****]
0001 BH				MAT 1.6m	[*****]
0001 BJ			Premium	SAT all GSDs	[*****]
0001 BK				MAT all GSDs	[*****]
0001 BL			Sensitive	SAT all GSDs	[*****]
0001 BM				MAT all GSDs	[*****]
0001 CA		Multi-Pass LAT	Routine	LAT 1m	[*****]
0001 CB				LAT 1.3m	[*****]
0001 CC				LAT 1.6m	[*****]
0001 CD			Priority	LAT 1.3m	[*****]
0001 CE				LAT 1.6m	[*****]
0001 CF			Premium	LAT 1.3m	[*****]
0001 CG				LAT 1.6m	[*****]
0001 DA		Multi-Pass TRI-LAT	Routine	TRI-LAT 1m	[*****]
0001 DB				TRI-LAT 1.3m	[*****]
0001 DC				TRI-LAT 1.6m	[*****]
0001 DD			Priority	TRI-LAT 1.3m	[*****]
0001 DE				TRI-LAT 1.6m	[*****]
0001 DF			Premium	TRI-LAT 1.3m	[*****]
0001 DG				TRI-LAT 1.6m	[*****]
0001 EA	STEREO	Single-Pass	Routine	SAT 1.3m	[*****]
0001 EB		Multi-Pass		LAT 1.3m	[*****]
0001 FA	Multi-Spectral	Single Pass	Routine	SAT	Note 6
0001 FB				MAT	[*****]
0001 FC			Priority	SAT	[*****]
0001 FD				MAT	[*****]
0001 FE			Premium	SAT	[*****]
0001 FF				MAT	[*****]
0001 FG			Sensitive	SAT	[*****]
0001 FH				MAT	[*****]
0001 GA		Multi-Pass	Routine	LAT	[*****]
0001 GB			Priority	LAT	[*****]
0001 GC			Premium	LAT	[*****]

* [*****] BPUs is the total number of BPUs to be deducted for a single pass premium or sensitive order (See also Schedule B Formulas.)

Note 6 E Collection Factor=[*****] per sq km for Pan and [*****] per sq km for MS for up to a total of [*****]% of purchased capacity in a region. In the event the mix of collection modes ordered in a region depletes available capacity, excess capacity in other regions will be made available and used to fulfill the guaranteed annual minimum number of BPUs.

Collection Factor for greater than a total of [*****]% of purchased capacity per region = [*****] per sq km for pan and [*****] per sq km for MS.

DEFINITIONS

1m GSD = 1.0m to 1.18m
COMMERCIAL ARCHIVE IMAGE is a Basic Enhanced Product from the commercial archive

Routine, Priority, and Premium for a Single Pass have a Different Meaning than they do for Multi-Pass (Refer to SOW)

SAT: Nominal area is 64 SqKm

MAT: Nominal area is 800 SqKm collected in one 8 Km x 100 Km strip

** Collection requirements not matching definition of MAT modes are collected as SATs

MULTI-PASS LAT: Nominal area is 100 km x 100 km
MULTI-PASS TRI-LAT: Defined as 3 contiguous LAT areas stacked in North to South direction (i.e. 100km in E-W direction x 300 Km in N-S direction); Areas smaller than a TRI-LAT but larger than a LAT will be collected in LAT mode.

      TRI-LATs are offered pending successful completion of product evaluation & interest expressed by the customer.

MULTISPECTRAL            Nominal 4.25m, 5.1m or 6.3m GSD

      SAT- Nominal area is 64 SqKm

      MAT E Nominal area is 800 SqKm collected in one 8 km x 100 km Strip

      Multi-pass LAT E Nominal area is 100 km x 100 km

FORMULAS

For Routine & Priority Single Pass, Multi-Pass, PAN, Stereo & Multispectral
# of Regional Capacity BPUs = Area Collected in SqKm x Collection Factor

For Premium Order
# of Regional Capacity BPUs = [*****]

For Sensitive Order (includes 2624 Regional Capacity BPUs and Restricted Factor Admin BPUs)
# of BPUs = [*****] + (Area Restricted in SqKm x Sensitive Restriction Factor)

For Production Processing
# of Admin BPUs = Area in SqKm x Sum of Processing Factors

PREMIUM/SENSITIVE COLLECTION MODES
	PAN & MULTISPECTRAL
	GSD		SAT	MAT
	PAN	MS	SQ KM	SQ KM
Uses Dedicated Imaging Window (Single Pass)	1.6m	6.3m	≤ 256	800
	1.3m	5.1m	≤ 256	800
	1m	4.25m	≤ 256	800

Production Processing (Does not include Collection Price)
BPU per SqKm
CLIN Number	Production Type	Area	Processing Factor	Price per SqKm
0001 HA	Block Adjust (OrbView BASIC 1:50K Product)	Mono MAT	Note 7	[*****]
0001 HB		Mono LAT	Note 7	[*****]
0001 HC		MS MAT	Note 7	[*****]
0001 HD		MS LAT	Note 7	[*****]
0001 HE		Mono SAT	Note 7	[*****]
0001 HF		MS SAT	Note 7	[*****]
0001 HG		STEREO LAT	Note 7	[*****]
0001 HH		STEREO SAT	Note 7	[*****]
0001 HJ	ORTHOPHOTO ** (OrbView ORTHO 1:50K)	MAT	Note 7	[*****]
0001 HK		LAT	Note 7	[*****]
0001 HL		SAT	Note 7	[*****]
0001 HM	CIB 1m **	LAT	Note 7	[*****]
0001 HN	CIB 5m **	LAT	Note 7	[*****]

** Includes Block Adjust

NOTE: Prices shown are additional processing fees and do not include the purchase of the imagery. They do assume the availability of DTED and GCPs as appropriate.

NOTE 7: Whenever the Base Price per BPU changes, the BPU per SqKm Processing Factors will be recalculated. The Production Processing Element Factors = Product Price per SqKm divided by BasePrice per BPU for the Base level purchased.

CLIN Number	Other Pricing Elements **		BPUs per SqKm
0001 JA	Commercial Archive - Applies to All GSDs and Data Type	Less than 6 months	[*****]
0001 JB		More than 6 months old	[*****]

0001 KA	Sensitive* Restriction - applies to All GSDs and Data Type	Less than 6 months	[*****]
0001 KB		Indefinite	[*****]

**	STEREO Images are priced as two MONO Images.

*	Sensitive restriction is an additional cost to be applied to Data and Processing Ordered

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTE: SUBJECT TO AVAILABILITY OF FUNDS, FAR 52.232-18, AVAILABILITY
CLIN 0002 Year 2	OF FUNDS, INCORPORATED BY REFERENCE

		TOTAL PROPOSED BPU	QTY ORDERED
CLIN Number	GLOBAL CAPACITY	AVAILABILITY	(BPU) USG Only	PRICE Per BPU	TOTAL PRICE
0002 AA	BASE1 (Annual Min Guarantee-$12M) :	[*****]	[*****]	[*****]	$12,000,000

	BI-LATERAL OPTION:	0 — 250,000		NOTE 2
	BI-LATERAL OPTION:	250,000 — 500,000		NOTE 2
	BI-LATERAL OPTION:	500,000 — 1,000,000		NOTE 2
	BI-LATERAL OPTION:	1,000,000 — 2,000,000		NOTE 2

	REGIONAL BPU	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
	BPU AVAILABILITY	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
	TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

	REGIONAL BPU	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ADMIN*
	BPU AVAILABILITY	[*****]	[*****]	[*****]	[*****]	[*****]	NOTE 5
	PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
	TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	Unlimited

	RESPONSIVENESS	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
	PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3
	PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4

	RESPONSIVENESS	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ROW
	PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	0
	PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	0

ROW: Rest of World Region

NOTE 1: [*****]

NOTE 2: Unit price for the bi-lateral options will be at the applicable BPU unit price giving effect to the total annual capacity achieved from such options. Bilateral options will be negotiated on a case by case basis

NOTE 3: PREMIUM/SENSITIVE orders are capped at [*****]% of purchased capacity per Region.

NOTE 4: Priority orders are capped at [*****]% of purchased capacity per Region.

NOTE 5: Admin BPUs may be allocated to increase the available BPUs in a specific region with mutual consent of ORBIMAGE.

Data Collection
CLIN Number	Data Type	Pass Type	Priority	Area	BPU per SqKm
0002 BA	PAN	Single-Pass SAT/MAT	Routine	SAT all GSDs	Note 6
0002 BB				MAT 1m	[*****]
0002 BC				MAT 1.3m	[*****]
0002 BD				MAT 1.6m	[*****]
0002 BE			Priority	SAT all GSDs	[*****]
0002 BF				MAT 1m	[*****]
0002 BG				MAT 1.3m	[*****]
0002 BH				MAT 1.6m	[*****]
0002 BJ			Premium	SAT all GSDs	[*****]
0002 BK				MAT all GSDs	[*****]
0002 BL			Sensitive	SAT all GSDs	[*****]
0002 BM				MAT all GSDs	[*****]
0002 CA		Multi-Pass LAT	Routine	LAT 1m	[*****]
0002 CB				LAT 1.3m	[*****]
0002 CC				LAT 1.6m	[*****]
0002 CD			Priority	LAT 1.3m	[*****]
0002 CE				LAT 1.6m	[*****]
0002 CF			Premium	LAT 1.3m	[*****]
0002 CG				LAT 1.6m	[*****]
0002 DA		Multi-Pass TRI-LAT	Routine	TRI-LAT 1m	[*****]
0002 DB				TRI-LAT 1.3m	[*****]
0002 DC				TRI-LAT 1.6m	[*****]
0002 DD			Priority	TRI-LAT 1.3m	[*****]
0002 DE				TRI-LAT 1.6m	[*****]
0002 DF			Premium	TRI-LAT 1.3m	[*****]
0002 DG				TRI-LAT 1.6m	[*****]
0002 EA	STEREO	Single-Pass	Routine	SAT 1.3m	[*****]
0002 EB		Multi-Pass		LAT 1.3m	[*****]
0002 FA	Multi-Spectral	Single Pass	Routine	SAT	Note 6
0002 FB				MAT	[*****]
0002 FC			Priority	SAT	[*****]
0002 FD				MAT	[*****]
0002 FE			Premium	SAT	[*****]
0002 FF				MAT	[*****]
0002 FG			Sensitive	SAT	[*****]
0002 FH				MAT	[*****]
0002 GA		Multi-Pass	Routine	LAT	[*****]
0002 GB			Priority	LAT	[*****]
0002 GC			Premium	LAT	[*****]

*	[*****] BPUs is the total number of BPUs to be deducted for a single pass premium or sensitive order (See also Schedule B Formulas.)

Note 6 — Collection Factor=[*****] per sq km for Pan and [*****] per sq km for

MS for up to a total of [*****]% of purchased capacity in a region. In the event the mix of collection modes ordered in a region depletes available capacity, excess capacity in other regions will be made available and used to fulfill the guaranteed annual minimum number of BPUs.

Collection Factor for greater than a total of [*****]% of purchased capacity per region = [*****] per sq km for pan and [*****] per sq km for MS.

DEFINITIONS

1m GSD = 1.0m to 1.18m

COMMERCIAL ARCHIVE IMAGE is a Basic Enhanced Product from the commercial archive Routine, Priority, and Premium for a Single Pass have a Different Meaning than they do for Multi-Pass (Refer to SOW)

SAT: Nominal area is 64 SqKm

MAT: Nominal area is 800 SqKm collected in one 8 Km x 100 Km strip

** Collection requirements not matching definition of MAT modes are collected as SATs

MULTI-PASS LAT: Nominal area is 100 km x 100 km

MULTI-PASS TRI-LAT: Defined as 3 contiguous LAT areas stacked in North to South direction (i.e. 100km in E-W direction x 300 Km in N-S direction); Areas smaller than a TRI-LAT but larger than a LAT will be collected in LAT mode.

     TRI-LATs are offered pending successful completion of product evaluation & interest expressed by the customer.

MULTISPECTRAL     Nominal 4.25m, 5.1m or 6.3m GSD

SAT- Nominal area is 64 SqKm
MAT — Nominal area is 800 SqKm collected in one 8 km x 100 km Strip
Multi-pass LAT — Nominal area is 100 km x 100 km

FORMULAS

For Routine & Priority Single Pass, Multi-Pass, PAN, Stereo & Multispectral

# of Regional Capacity BPUs = Area Collected in SqKm x Collection Factor

For Premium Order

# of Regional Capacity BPUs = [*****]

For Sensitive Order (includes 2624 Regional Capacity BPUs and Restricted Factor Admin BPUs)

# of BPUs = [*****] + (Area Restricted in SqKm x Sensitive Restriction Factor)

For Production Processing

# of Admin BPUs = Area in SqKm x Sum of Processing Factors

PREMIUM/SENSITIVE COLLECTION MODES
Uses Dedicated Imaging Window (Single Pass)	PAN & MULTISPECTRAL
	GSD		SAT	MAT
	PAN	MS	SQ KM	SQ KM
	1.6m	6.3m	≤ 256	800
	1.3m	5.1m	≤ 256	800
	1m	4.25m	≤ 256	800

Production Processing (Does not include Collection Price)
CLIN Number	Production Type	Area	BPU per SqKm Processing Factor	Price per SqKm
0002 HA		Mono MAT	Note 7	[*****]
0002 HB		Mono LAT	Note 7	[*****]
0002 HC		MS MAT	Note 7	[*****]
0002 HD	Block Adjust (OrbView BASIC 1:50K	MS LAT	Note 7	[*****]
0002 HE	Product)	Mono SAT	Note 7	[*****]
0002 HF		MS SAT	Note 7	[*****]
0002 HG		STEREO LAT	Note 7	[*****]
0002 HH		STEREO SAT	Note 7	[*****]
0002 HJ	ORTHOPHOTO ** (OrbView ORTHO	MAT	Note 7	[*****]
0002 HK	1:50K)	LAT	Note 7	[*****]
0002 HL		SAT	Note 7	[*****]
0002 HM	CIB 1m **	LAT	Note 7	[*****]
0002 HN	CIB 5m **	LAT	Note 7	[*****]

** Includes Block Adjust

NOTE: Prices shown are additional processing fees and do not include the purchase of the imagery. They do assume the availability of DTED and GCPs as appropriate.

     NOTE 7: Whenever the Base Price per BPU changes, the BPU per SqKm Processing Factors will be recalculated. The Production Processing Element Factors = Product Price per SqKm divided by BasePrice per BPU for the Base level purchased.

CLIN Number	Other Pricing Elements **		BPUs per SqKm
0002 JA	Commercial Archive — Applies to All	Less than 6 months	[*****]
0002 JB	GSDs and Data Type	More than 6 months old	[*****]

0002 KA	Sensitive* Restriction — applies to All	Less than 6 months	[*****]
0002 KB	GSDs and Data Type	Indefinite	[*****]

** STEREO Images are priced as two MONO Images.

*Sensitive restriction is an additional cost to be applied to Data and Processing Ordered

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0003 Year 3	NOTE: SUBJECT TO AVAILABILITY OF FUNDS, FAR 52.232-18, AVAILABILITY OF FUNDS, INCORPORATED BY REFERENCE

		TOTAL PROPOSED BPU	QTY ORDERED
CLIN Number	GLOBAL CAPACITY	AVAILABILITY	(BPU) USG Only	PRICE Per BPU	TOTAL PRICE
0003 AA	BASE1 (Annual Min Guarantee-$12M) :	[*****]	NOTE 1	[*****]	$12,000,000
0003 AB	BASE2 (Annual Min Guarantee-$24M) :	[*****]	NOTE 1	[*****]	$24,000,000
0003 AC	BASE3 (Annual Min Guarantee-$36M) :	[*****]	NOTE 1	[*****]	$36,000,000
0003 AD	BASE4 (Annual Min Guarantee-$48M) :	[*****]	NOTE 1	[*****]	$48,000,000
0003 AE	BASE5 (Annual Min Guarantee-$60M) :	[*****]	NOTE 1	[*****]	$60,000,000

	BI-LATERAL OPTION:	0 — 250,000		NOTE 2
	BI-LATERAL OPTION:	250,000 — 500,000		NOTE 2
	BI-LATERAL OPTION:	500,000 — 1,000,000		NOTE 2
	BI-LATERAL OPTION:	1,000,000 — 2,000,000		NOTE 2

	REGIONAL BPU	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
	BPU AVAILABILITY	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
	PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
	TOTAL CAPACITY AVAILABLE IN REGION	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1

	REGIONAL BPU	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ADMIN*
	BPU AVAILABILITY	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
	PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
	TOTAL CAPACITY AVAILABLE IN REGION	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	Unlimited

	RESPONSIVENESS	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
	PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3
	PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4

	RESPONSIVENESS	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ROW
	PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	0
	PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	0

ROW: Rest of World Region

NOTE 1: [*****]

NOTE 2: Unit price for the bi-lateral options will be at the applicable BPU unit price giving effect to the total annual capacity achieved from such options. Bilateral options will be negotiated on a case by case basis

NOTE 3: PREMIUM/SENSITIVE orders are capped at [*****]% of purchased capacity per Region.

NOTE 4: Priority orders are capped at [*****]% of purchased capacity per Region.

NOTE 5: Admin BPUs may be allocated to increase the available BPUs in a specific region with mutual consent of ORBIMAGE.

Data Collection
CLIN Number	Data Type	Pass Type	Priority	Area	BPU per SqKm
0003 BA	PAN	Single-Pass SAT/MAT	Routine	SAT all GSDs	Note 6
0003 BB				MAT 1m	[*****]
0003 BC				MAT 1.3m	[*****]
0003 BD				MAT 1.6m	[*****]
0003 BE			Priority	SAT all GSDs	[*****]
0003 BF				MAT 1m	[*****]
0003 BG				MAT 1.3m	[*****]
0003 BH				MAT 1.6m	[*****]
0003 BJ			Premium	SAT all GSDs	[*****]
0003 BK				MAT all GSDs	[*****]
0003 BL			Sensitive	SAT all GSDs	[*****]
0003 BM				MAT all GSDs	[*****]
0003 CA		Multi-Pass LAT	Routine	LAT 1m	[*****]
0003 CB				LAT 1.3m	[*****]
0003 CC				LAT 1.6m	[*****]
0003 CD			Priority	LAT 1.3m	[*****]
0003 CE				LAT 1.6m	[*****]
0003 CF			Premium	LAT 1.3m	[*****]
0003 CG				LAT 1.6m	[*****]
0003 DA		Multi-Pass TRI-LAT	Routine	TRI-LAT 1m	[*****]
0003 DB				TRI-LAT 1.3m	[*****]
0003 DC				TRI-LAT 1.6m	[*****]
0003 DD			Priority	TRI-LAT 1.3m	[*****]
0003 DE				TRI-LAT 1.6m	[*****]
0003 DF			Premium	TRI-LAT 1.3m	[*****]
0003 DG				TRI-LAT 1.6m	[*****]
0003 EA	STEREO	Single-Pass	Routine	SAT 1.3m	[*****]
0003 EB		Multi-Pass		LAT 1.3m	[*****]
0003 FA	Multi-Spectral	Single Pass	Routine	SAT	Note 6
0003 FB				MAT	[*****]
0003 FC			Priority	SAT	[*****]
0003 FD				MAT	[*****]
0003 FE			Premium	SAT	[*****]
0003 FF				MAT	[*****]
0003 FG			Sensitive	SAT	[*****]
0003 FH				MAT	[*****]
0003 GA		Multi-Pass	Routine	LAT	[*****]
0003 GB			Priority	LAT	[*****]
0003 GC			Premium	LAT	[*****]

*	[*****] BPUs is the total number of BPUs to be deducted for a single pass premium or sensitive order (See also Schedule B Formulas.)

Note 6 — Collection Factor = [*****] per sq km for Pan and [*****]s per sq km for MS for up to a total of [*****]% of purchased capacity in a region. In the event the mix of collection modes ordered in a region depletes available capacity, excess capacity in other regions will be made available and used to fulfill the guaranteed annual minimum number of BPUs.

Collection Factor for greater than a total of [*****]% of purchased capacity per region = [*****] per sq km for pan and [*****] per sq km for MS.

DEFINITIONS

1m GSD = 1.0m to 1.18m

COMMERCIAL ARCHIVE IMAGE is a Basic Enhanced Product from the commercial archive
Routine, Priority, and Premium for a Single Pass have a Different Meaning than they do for Multi-Pass (Refer to SOW)

SAT: Nominal area is 64 SqKm

MAT: Nominal area is 800 SqKm collected in one 8 Km x 100 Km strip

** Collection requirements not matching definition of MAT modes are collected as SATs

MULTI-PASS LAT: Nominal area is 100 km x 100 km

MULTI-PASS TRI-LAT: Defined as 3 contiguous LAT areas stacked in North to South direction (i.e. 100km in E-W direction x 300 Km in N-S direction); Areas smaller than a TRI-LAT but larger than a LAT will be collected in LAT mode.

     TRI-LATs are offered pending successful completion of product evaluation & interest expressed by the customer.

MULTISPECTRAL    Nominal 4.25m, 5.1m or 6.3m GSD

SAT- Nominal area is 64 SqKm
MAT — Nominal area is 800 SqKm collected in one 8 km x 100 km Strip
Multi-pass LAT — Nominal area is 100 km x 100 km

FORMULAS

For Routine & Priority Single Pass, Multi-Pass, PAN, Stereo & Multispectral

# of Regional Capacity BPUs = Area Collected in SqKm x Collection Factor

For Premium Order

# of Regional Capacity BPUs = [*****]

For Sensitive Order (includes 2624 Regional Capacity BPUs and Restricted Factor Admin BPUs)

# of BPUs = [*****] + (Area Restricted in SqKm x Sensitive Restriction Factor)

For Production Processing

# of Admin BPUs = Area in SqKm x Sum of Processing Factors

PREMIUM/SENSITIVE COLLECTION MODES

	PAN & MULTISPECTRAL
	GSD		SAT	MAT
	PAN	MS	SQ KM	SQ KM
Uses Dedicated Imaging Window (Single Pass)	1.6m	6.3m	≤ 256	800
	1.3m	5.1m	≤ 256	800
	1m	4.25m	≤ 256	800

Production Processing (Does not include Collection Price)
BPU per SqKm
CLIN Number	Production Type	Area	Processing Factor	Price per SqKm
0003 HA		Mono MAT	Note 7	[*****]
0003 HB		Mono LAT	Note 7	[*****]
0003 HC		MS MAT	Note 7	[*****]
0003 HD	Block Adjust (OrbView	MS LAT	Note 7	[*****]
0003 HE	BASIC 1:50K Product)	Mono SAT	Note 7	[*****]
0003 HF		MS SAT	Note 7	[*****]
0003 HG		STEREO LAT	Note 7	[*****]
0003 HH		STEREO SAT	Note 7	[*****]
0003 HJ	ORTHOPHOTO ** (OrbView	MAT	Note 7	[*****]
0003 HK	ORTHO 1:50K)	LAT	Note 7	[*****]
0003 HL		SAT	Note 7	[*****]
0003 HM	CIB 1m **	LAT	Note 7	[*****]
0003 HN	CIB 5m **	LAT	Note 7	[*****]

**	Includes Block Adjust

NOTE: Prices shown are additional processing fees and do not include the purchase of the imagery. They do assume the availability of DTED and GCPs as appropriate.

NOTE 7: Whenever the Base Price per BPU changes, the BPU per SqKm Processing Factors will be recalculated. The Production Processing Element Factors = Product Price per SqKm divided by BasePrice per BPU for the Base level purchased.

CLIN Number	Other Pricing Elements **		BPUs per SqKm
0003 JA	Commercial Archive - Applies to	Less than 6 months	[*****]
0003 JB	All GSDs and Data Type	More than 6 months old	[*****]

0003 KA	Sensitive* Restriction - applies to	Less than 6 months	[*****]
0003 KB	All GSDs and Data Type	Indefinite	[*****]

**	STEREO Images are priced as two MONO Images.

*	Sensitive restriction is an additional cost to be applied to Data and Processing Ordered

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0004 Year 4	NOTE: SUBJECT TO AVAILABILITY OF FUNDS, FAR 52.232-18, AVAILABILITY OF FUNDS, INCORPORATED BY REFERENCE

		TOTAL PROPOSED BPU	QTY ORDERED
CLIN Number	GLOBAL CAPACITY	AVAILABILITY	(BPU) USG Only	PRICE Per BPU	TOTAL PRICE
0004 AA	BASE1 (Annual Min Guarantee-$12M):	[*****]	NOTE 1	[*****]	$12,000,000
0004 AB	BASE2 (Annual Min Guarantee-$24M):	[*****]	NOTE 1	[*****]	$24,000,000
0004 AC	BASE3 (Annual Min Guarantee-$36M):	[*****]	NOTE 1	[*****]	$36,000,000
0004 AD	BASE4 (Annual Min Guarantee-$48M):	[*****]	NOTE 1	[*****]	$48,000,000
0004 AE	BASE5 (Annual Min Guarantee-$60M):	[*****]	NOTE 1	[*****]	$60,000,000

BI-LATERAL OPTION:	0 - 250,000	NOTE 2
BI-LATERAL OPTION:	250,000 - 500,000	NOTE 2
BI-LATERAL OPTION:	500,000 - 1,000,000	NOTE 2
BI-LATERAL OPTION:	1,000,000 - 2,000,000	NOTE 2

REGIONAL BPU	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
BPU AVAILABILITY	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1
TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

REGIONAL BPU	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ADMIN*
BPU AVAILABILITY	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
PERCENT OF REGIONAL	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 1	NOTE 5
TOTAL CAPACITY AVAILABLE IN REGION	[*****]	[*****]	[*****]	[*****]	[*****]	Unlimited

RESPONSIVENESS	REGION 1	REGION 2	REGION 3	REGION 4	REGION 5	REGION 6
PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3
PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4

RESPONSIVENESS	REGION 7	REGION 8	REGION 9	REGION 10	REGION 11	ROW
PREMIUM/SENSITIVE BPUs	NOTE 3	NOTE 3	NOTE 3	NOTE 3	NOTE 3	0
PRIORITY BPUs	NOTE 4	NOTE 4	NOTE 4	NOTE 4	NOTE 4	0

ROW: Rest of World Region

NOTE 1: [*****]

NOTE 2: Unit price for the bi-lateral options will be at the applicable BPU unit price giving effect to the total annual capacity achieved from such options. Bilateral options will be negotiated on a case by case basis.

NOTE 3: PREMIUM/SENSITIVE orders are capped at [*****]% of purchased capacity per Region.

NOTE 4: Priority orders are capped at [*****]% of purchased capacity per Region.

NOTE 5: Admin BPUs may be allocated to increase the available BPUs in a specific region with mutual consent of ORBIMAGE.

Data Collection
CLIN Number	Data Type	Pass Type	Priority	Area	BPU per SqKm
0004 BA	PAN	Single-Pass SAT/MAT	Routine	SAT all GSDs	Note 6
0004 BB				MAT 1m	[*****]
0004 BC				MAT 1.3m	[*****]
0004 BD				MAT 1.6m	[*****]
0004 BE			Priority	SAT all GSDs	[*****]
0004 BF				MAT 1m	[*****]
0004 BG				MAT 1.3m	[*****]
0004 BH				MAT 1.6m	[*****]
0004 BJ			Premium	SAT all GSDs	[*****]
0004 BK				MAT all GSDs	[*****]
0004 BL			Sensitive	SAT all GSDs	[*****]
0004 BM				MAT all GSDs	[*****]
0004 CA		Multi-Pass LAT	Routine	LAT 1m	[*****]
0004 CB				LAT 1.3m	[*****]
0004 CC				LAT 1.6m	[*****]
0004 CD			Priority	LAT 1.3m	[*****]
0004 CE				LAT 1.6m	[*****]
0004 CF			Premium	LAT 1.3m	[*****]
0004 CG				LAT 1.6m	[*****]
0004 DA		Multi-Pass TRI-LAT	Routine	TRI-LAT 1m	[*****]
0004 DB				TRI-LAT 1.3m	[*****]
0004 DC				TRI-LAT 1.6m	[*****]
0004 DD			Priority	TRI-LAT 1.3m	[*****]
0004 DE				TRI-LAT 1.6m	[*****]
0004 DF			Premium	TRI-LAT 1.3m	[*****]
0004 DG				TRI-LAT 1.6m	[*****]
0004 EA	STEREO	Single-Pass	Routine	SAT 1.3m	[*****]
0004 EB		Multi-Pass		LAT 1.3m	[*****]
0004 FA	Multi-Spectral	Single Pass	Routine	SAT	Note 6
0004 FB				MAT	[*****]
0004 FC			Priority	SAT	[*****]
0004 FD				MAT	[*****]
0004 FE			Premium	SAT	[*****]
0004 FF				MAT	[*****]
0004 FG			Sensitive	SAT	[*****]
0004 FH				MAT	[*****]
0004 GA		Multi-Pass	Routine	LAT	[*****]
0004 GB			Priority	LAT	[*****]
0004 GC			Premium	LAT	[*****]

* [*****] BPUs is the total number of BPUs to be deducted for a single pass premium or sensitive order (See also Schedule B Formulas.)

Note 6 - Collection Factor = [*****] per sq km for Pan and [*****] per sq km for MS for up to a total of [*****]% of purchased capacity in a region. In the event the mix of collection modes ordered in a region depletes available capacity, excess capacity in other regions will be made available and used to fulfill the guaranteed annual minimum number of BPUs.

Collection Factor for greater than a total of [*****]% of purchased capacity per region = [*****] per sq km for pan and [*****] per sq km for MS.

DEFINITIONS

1m GSD = 1.0m to 1.18m
COMMERCIAL ARCHIVE IMAGE is a Basic Enhanced Product from the commercial archive
Routine, Priority, and Premium for a Single Pass have a Different Meaning than they do for Multi-Pass (Refer to SOW)
SAT: Nominal area is 64 SqKm
MAT: Nominal area is 800 SqKm collected in one 8 Km x 100 Km strip
** Collection requirements not matching definition of MAT modes are collected as SATs
MULTI-PASS LAT: Nominal area is 100 km x 100 km

MULTI-PASS TRI-LAT: Defined as 3 contiguous LAT areas stacked in North to South direction (i.e. 100km in E-W direction x 300 Km in N-S direction); Areas smaller than a TRI-LAT but larger than a LAT will be collected in LAT mode.

TRI-LATs are offered pending successful completion of product evaluation & interest expressed by the customer.

MULTISPECTRAL	Nominal 4.25m, 5.1m or 6.3m GSD
SAT- Nominal area is 64 SqKm
MAT - Nominal area is 800 SqKm collected in one 8 km x 100 km Strip
Multi-pass LAT - Nominal area is 100 km x 100 km
                                               FORMULAS
For Routine & Priority Single Pass, Multi-Pass, PAN, Stereo & Multispectral
# of Regional Capacity BPUs = Area Collected in SqKm x Collection Factor

For Premium Order
# of Regional Capacity BPUs = [*****]

For Sensitive Order (includes 2624 Regional Capacity BPUs and Restricted Factor Admin BPUs)
# of BPUs = [*****] + (Area Restricted in SqKm x Sensitive Restriction Factor)

For Production Processing
# of Admin BPUs = Area in SqKm x Sum of Processing Factors

PREMIUM/SENSITIVE COLLECTION MODES
	PAN & MULTISPECTRAL
	GSD		SAT	MAT
	PAN	MS	SQ KM	SQ KM
Uses Dedicated Imaging Window (Single Pass)	1.6m	6.3m	≤ 256	800
	1.3m	5.1m	≤ 256	800
	1m	4.25m	≤ 256	800

Production Processing (Does not include Collection Price)
CLIN Number	Production Type	Area	BPU per SqKm	Price per SqKm
Processing Factor

0004 HA	Block Adjust (OrbView BASIC 1:50K Product)	Mono MAT	Note 7	[*****]
0004 HB		Mono LAT	Note 7	[*****]
0004 HC		MS MAT	Note 7	[*****]
0004 HD		MS LAT	Note 7	[*****]
0004 HE		Mono SAT	Note 7	[*****]
0004 HF		MS SAT	Note 7	[*****]
0004 HG		STEREO LAT	Note 7	[*****]
0004 HH		STEREO SAT	Note 7	[*****]
0004 HJ	ORTHOPHOTO ** (OrbView ORTHO 1:50K)	MAT	Note 7	[*****]
0004 HK		LAT	Note 7	[*****]
0004 HL		SAT	Note 7	[*****]
0004 HM	CIB 1m **	LAT	Note 7	[*****]
0004 HN	CIB 5m **	LAT	Note 7	[*****]

** Includes Block Adjust

NOTE: Prices shown are additional processing fees and do not include the purchase of the imagery. They do assume the availability of DTED and GCPs as appropriate.

     NOTE 7: Whenever the Base Price per BPU changes, the BPU per SqKm Processing Factors will be recalculated. The Production Processing Element Factors = Product Price per SqKm divided by BasePrice per BPU for the Base level purchased.

CLIN Number	Other Pricing Elements **		BPUs per SqKm
0004 JA	Commercial Archive - Applies to	Less than 6 months	[*****]
0004 JB	All GSDs and Data Type	More than 6 months old	[*****]

0004 KA	Sensitive* Restriction - applies to	Less than 6 months	[*****]
0004 KB	All GSDs and Data Type	Indefinite	[*****]

** STEREO Images are priced as two MONO Images.

*Sensitive restriction is an additional cost to be applied to Data and Processing Ordered

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN     0005A     ORBIMAGE Public Sale Products              (Year 1)

On a Firm Fixed Price basis the vendor shall provide processed imagery at commercial terms and conditions. This assumes a commercial routine priority and does not include commercial pricing for Priority or Premium orders.

Prices shown are additional processing fees and do not include the purchase of the source imagery. Pricing assumes Customer supplies DEM and GCPs as appropriate.

Volume Discount and License Upgrade pricing information is in Attachment 4 to Section J of the Contract.

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005A A	OrbView BASIC 1:50K MONO	[*****]
0005A B	OrbView BASIC 1:50K MS	[*****]
0005A C	OrbView BASIC 1:24K MONO	[*****]
0005A D	OrbView BASIC 1:24K MS	[*****]
0005A E	OrbView ORTHO 1:50K (Medium Accuracy-1m)	[*****]
0005A F	OrbView ORTHO 1:50K (Medium Accuracy-MS)	[*****]
0005A G	OrbView ORTHO 1:24K (High Accuracy- 1m)	[*****]
0005A H	OrbView ORTHO 1:24K (High Accuracy- MS)	[*****]
0005A J	Multisource Geopositioning 1:50K	[*****]
(Sources include OV-3, IKONOS and QuickBird)
0005A K	Multisource Geopositioning 1:24K	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005A L	Image City Maps	Pricing To Be Provided on a Case-by-case Basis, using OrbView Ortho High Accuracy pricing plus GGI Labor Rates for additional data layers

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005A M	CIB 1m, OrbView-3	[*****]
0005A N	CIB 1m, Multisource	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005A P	CIB 5m, OrbView-3	[*****]
0005A Q	CIB 5m, Multisource	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005A R	OrbView PPD (STEREO Only)	[*****]
0005A S	Multisource PPD (STEREO)	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)

	License Options	Price factor
0005L A	CLEARVIEW	[*****]
0005L T	DoD Title 50	[*****]
0005L S	Single Organization	[*****]

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN     0005B     ORBIMAGE Public Sale Products             (Year 2)

On a Firm Fixed Price basis the vendor shall provide processed imagery at commercial terms and conditions. This assumes a commercial routine priority and does not include commercial pricing for Priority or Premium orders.

Prices shown are additional processing fees and do not include the purchase of the source imagery. Pricing assumes Customer supplies DEM and GCPs as appropriate.

Volume Discount and License Upgrade pricing information is in Attachment 4 to Section J of the Contract.

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005B A	OrbView BASIC 1:50K MONO	[*****]
0005B B	OrbView BASIC 1:50K MS	[*****]
0005B C	OrbView BASIC 1:24K MONO	[*****]
0005B D	OrbView BASIC 1:24K MS	[*****]
0005B E	OrbView ORTHO 1:50K (Medium Accuracy-1m)	[*****]
0005B F	OrbView ORTHO 1:50K (Medium Accuracy-MS)	[*****]
0005B G	OrbView ORTHO 1:24K (High Accuracy- 1m)	[*****]
0005B H	OrbView ORTHO 1:24K (High Accuracy- MS)	[*****]
0005B J	Multisource Geopositioning 1:50K	[*****]
(Sources include OV-3, IKONOS and QuickBird)
0005B K	Multisource Geopositioning 1:24K	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005B L	Image City Maps	Pricing To Be Provided on a Case-by-case Basis, using OrbView Ortho High Accuracy pricing plus GGI Labor Rates for additional data layers

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005B M	CIB 1m, OrbView-3	[*****]
0005B N	CIB 1m, Multisource	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005B P	CIB 5m, OrbView-3	[*****]
0005B Q	CIB 5m, Multisource	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)
0005B R	OrbView PPD (STEREO Only)	[*****]
0005B S	Multisource PPD (STEREO)	[*****]
(Sources include OV-3, IKONOS, QuickBird and NTM)

	License Options	Price factor
0005L A	CLEARVIEW	[*****]
0005L T	DoD Title 50	[*****]
0005L S	Single Organization	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0005C	ORBIMAGE Public Sale Products (Year 3)

On a Firm Fixed Price basis the vendor shall provide processed imagery at commercial terms and conditions. This assumes a commercial routine priority and does not include commercial pricing for Priority or Premium orders.

Prices shown are additional processing fees and do not include the purchase of the source imagery. Pricing assumes Customer supplies DEM and GCPs as appropriate.

Volume Discount and License Upgrade pricing information is in Attachment 4 to Section J of the Contract.

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005C A	OrbView BASIC 1:50K MONO	[*****]
0005C B	OrbView BASIC 1:50K MS	[*****]
0005C C	OrbView BASIC 1:24K MONO	[*****]
0005C D	OrbView BASIC 1:24K MS	[*****]
0005C E	OrbView ORTHO 1:50K (Medium Accuracy-1m)	[*****]
0005C F	OrbView ORTHO 1:50K (Medium Accuracy-MS)	[*****]
0005C G	OrbView ORTHO 1:24K (High Accuracy- 1m)	[*****]
0005C H	OrbView ORTHO 1:24K (High Accuracy- MS)	[*****]
0005C J	Multisource Geopositioning 1:50K (Sources include OV-3, IKONOS and QuickBird)	[*****]
0005C K	Multisource Geopositioning 1:24K (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005C L	Image City Maps	Pricing To Be Provided on a Case-by-case Basis, using OrbView Ortho High Accuracy pricing plus GGI Labor Rates for additional data layers

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005C M	CIB 1m, OrbView-3	[*****]
0005C N	CIB 1m, Multisource (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005C P	CIB 5m, OrbView-3	[*****]
0005C Q	CIB 5m, Multisource (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005C R	OrbView PPD (STEREO Only)	[*****]
0005C S	Multisource PPD (STEREO) (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]

	License Options	Price factor
0005L A	CLEARVIEW	[*****]
0005L T	DoD Title 50	[*****]
0005L S	Single Organization	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0005D	ORBIMAGE Public Sale Products (Year 4)

On a Firm Fixed Price basis the vendor shall provide processed imagery at commercial terms and conditions. This assumes a commercial routine priority and does not include commercial pricing for Priority or Premium orders.

Prices shown are additional processing fees and do not include the purchase of the source imagery. Pricing assumes Customer supplies DEM and GCPs as appropriate.

Volume Discount and License Upgrade pricing information is in Attachment 4 to Section J of the Contract.

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005D A	OrbView BASIC 1:50K MONO	[*****]
0005D B	OrbView BASIC 1:50K MS	[*****]
0005D C	OrbView BASIC 1:24K MONO	[*****]
0005D D	OrbView BASIC 1:24K MS	[*****]
0005D E	OrbView ORTHO 1:50K (Medium Accuracy-1m)	[*****]
0005D F	OrbView ORTHO 1:50K (Medium Accuracy-MS)	[*****]
0005D G	OrbView ORTHO 1:24K (High Accuracy- 1m)	[*****]
0005D H	OrbView ORTHO 1:24K (High Accuracy- MS)	[*****]
0005D J	Multisource Geopositioning 1:50K (Sources include OV-3, IKONOS and QuickBird)	[*****]
0005D K	Multisource Geopositioning 1:24K (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005D L	Image City Maps	Pricing To Be Provided on a Case-by-case Basis, using OrbView Ortho High Accuracy pricing plus GGI Labor Rates for additional data layers

Price/SQ KM First Year*
CLIN Number	ORBIMAGE Custom and Unique Products	(For Order size >800 sqkm)
0005D M	CIB 1m, OrbView-3	[*****]
0005D N	CIB 1m, Multisource (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005D P	CIB 5m, OrbView-3	[*****]
0005D Q	CIB 5m, Multisource (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]
0005D R	OrbView PPD (STEREO Only)	[*****]
0005D S	Multisource PPD (STEREO) (Sources include OV-3, IKONOS, QuickBird and NTM)	[*****]

	License Options	Price factor
0005L A	CLEARVIEW	[*****]
0005L T	DoD Title 50	[*****]
0005L S	Single Organization	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0006	CLEARVIEW Production	Year 1

Assumptions

Work is performed on a normal work schedule.

Volume discounts are based on source material availability for steady state production.

CLIN Number	Product/Processing	Unit Price

Geopositioning Single Cell (1Degree GeoCell)

OrbView 3

0006 AA	Per Rectangle, block adjustment only, no control	[*****]

0006 AB	Per rectangle, controlled to GFI source	[*****]

0006 AC	Per Rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0006 AD	Per Rectangle, block adjustment only, no control	[*****]

0006 AE	Per rectangle, controlled to GFI source	[*****]

0006 AF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage- 20 - 1 Degree GeoCells

OrbView 3

0006 BA	Per Rectangle, block adjustment only, no control	[*****]

0006 BB	Per rectangle, controlled to GFI source	[*****]

0006 BC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0006 BD	Per Rectangle, block adjustment only, no control	[*****]

0006 BE	Per rectangle, controlled to GFI source	[*****]

0006 BF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(100 - 1 Degree Cells)

OrbView 3

0006 CA	Per Rectangle, block adjustment only, no control	[*****]

0006 CB	Per rectangle, controlled to GFI source	[*****]

0006 CC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0006 CD	Per Rectangle, block adjustment only, no control	[*****]

0006 CE	Per rectangle, controlled to GFI source	[*****]

0006 CF	Per rectangle, controlled to vendor-supplied source	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(200 - 1 Degree GeoCells)

OrbView 3

0006 DA	Per Rectangle, block adjustment only, no control	[*****]

0006 DB	Per rectangle, controlled to GFI source	[*****]

0006 DC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0006 DD	Per Rectangle, block adjustment only, no control	[*****]

0006 DE	Per rectangle, controlled to GFI source	[*****]

0006 DF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(1000 - 1 Degree GeoCells)

OrbView 3

0006 EA	Per Rectangle, block adjustment only, no control	[*****]

0006 EB	Per rectangle, controlled to GFI source	[*****]

0006 EC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0006 ED	Per Rectangle, block adjustment only, no control	[*****]

0006 EE	Per rectangle, controlled to GFI source	[*****]

0006 EF	Per rectangle, controlled to vendor-supplied source	[*****]

CIB Production Pricing Assumes NGA-provided Digital Elevation Model (DEM)

CLIN Number	Product/Processing	Unit Price

Controlled Image Base (CIB) (Volume = 1 - 1Degree GeoCell)

Controlled Image Base 1m (CIB1)

OrbView 3

CIB1 Quarter Cell

0006 FA	Geopositioning plus CIB1	[*****]

0006 FB	Feasibility plus Geopositioning plus CIB1	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CIB1 - Full Cell

0006 FC	Geopositioning plus CIB1	[*****]

0006 FD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 FE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 FF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 FG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 FH	Geopositioning plus CIB5	[*****]

0006 FJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 FK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 FL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 FM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 20 - 1Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0006 GA	Geopositioning plus CIB1	[*****]

0006 GB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 - Full Cell

0006 GC	Geopositioning plus CIB1	[*****]

0006 GD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 GE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 GF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 GG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CIB5

0006 GH	Geopositioning plus CIB5	[*****]

0006 GJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 GK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 GL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 GM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 100 - 1 Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0006 HA	Geopositioning plus CIB1	[*****]

0006 HB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 - Full Cell

0006 HC	Geopositioning plus CIB1	[*****]

0006 HD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 HE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 HF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 HG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 HH	Geopositioning plus CIB5	[*****]

0006 HJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 HK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 HL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 HM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 200 - 1Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0006 JA	Geopositioning plus CIB1	[*****]

0006 JB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 - Full Cell

0006 JC	Geopositioning plus CIB1	[*****]

0006 JD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 JE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 JF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 JG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 JH	Geopositioning plus CIB5	[*****]

0006 JJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 JK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 JL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 JM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 1000 - 1Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0006 KA	Geopositioning plus CIB1	[*****]

0006 KB	Feasibility plus Geopositioning plus CIB1	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CIB1 - Full Cell

0006 KC	Geopositioning plus CIB1	[*****]

0006 KD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 KE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 KF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 KG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 KH	Geopositioning plus CIB5	[*****]

0006 KJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 KK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 KL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 KM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 1 - 1Degree GeoCell)

Multiple Satellite Sensors

CIB1 Quarter Cell

0006 LA	Geopositioning plus CIB1	[*****]

0006 LB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 - Full Cell

0006 LC	Geopositioning plus CIB1	[*****]

0006 LD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 LE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

Merges

0006 LF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 LG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 LH	Geopositioning plus CIB5	[*****]

0006 LJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 LK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 LL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 LM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 20 - 1Degree GeoCells)

Multiple Satellite Sensors

CIB1 Quarter Cell

0006 MA	Geopositioning plus CIB1	[*****]

0006 MB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 - Full Cell

0006 MC	Geopositioning plus CIB1	[*****]

0006 MD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 ME	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 MF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 MG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 MH	Geopositioning plus CIB5	[*****]

0006 MJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 MK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 ML	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 MM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 100 — 1Degree GeoCells)

Multiple Satellite Sensors

CIB1 Quarter Cell

0006 NA	Geopositioning plus CIB1	[*****]

0006 NB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0006 NC	Geopositioning plus CIB1	[*****]

0006 ND	Feasibility plus Geopositioning plus CIB1	[*****]

0006 NE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 NF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 NG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 NH	Geopositioning plus CIB5	[*****]

0006 NJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 NK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 NL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 NM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 200 — 1Degree GeoCells)

Multiple Satellite Sensors

CIB1 Quarter Cell

0006 PA	Geopositioning plus CIB1	[*****]

0006 PB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0006 PC	Geopositioning plus CIB1	[*****]

0006 PD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 PE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 PF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 PG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 PH	Geopositioning plus CIB5	[*****]

0006 PJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 PK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 PL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 PM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 1000 — 1Degree GeoCells)

Multiple Satellite Sensors

CIB1 Quarter Cell

0006 QA	Geopositioning plus CIB1	[*****]

0006 QB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0006 QC	Geopositioning plus CIB1	[*****]

0006 QD	Feasibility plus Geopositioning plus CIB1	[*****]

0006 QE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0006 QF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0006 QG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0006 QH	Geopositioning plus CIB5	[*****]

0006 QJ	Feasibility plus Geopositioning plus CIB5	[*****]

0006 QK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0006 QL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0006 QM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

IMAGE CITY MAPS (ICM)

CLIN Number	Product/Processing	Price Per sq km

Image City Maps (ICM) OrbView 3

0006 RA	ICM-Easy	[*****]

0006 RB	ICM-Medium	[*****]

0006 RC	ICM-Complex	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Price Per sq
km

Image City Maps (ICM) Multiple Satellite Sensors

0006 SA	ICM-Easy	[*****]

0006 SB	ICM-Medium	[*****]

0006 SC	ICM-Complex	[*****]

CLIN Number	Product/Processing	Price Per sq
km

Image City Maps (ICM)
NGA-supplied OrbView 3 CIB1

0006 TA	ICM-Easy	[*****]

0006 TB	ICM-Medium	[*****]

0006 TC	ICM-Complex	[*****]

CLIN Number	Product/Processing	Price Per sq
km

Image City Maps (ICM)
NGA-supplied Multiple Satellite Sensor-
based CIB1

0006 UA	ICM-Easy	[*****]

0006 UB	ICM-Medium	[*****]

0006 UC	ICM-Complex	[*****]

ICM Explanatory Notes
Applicable Labor Category	ICM Complexity Type
	Easy	Medium	Complex
Geopositioning	Yes	Yes	Yes
Orthophotography	Yes	Yes	Yes
Compilation/Product Finishing	Yes	Yes	Yes
Program Management	Yes	Yes	Yes
Monoscopic Feature Extraction	N/A	Yes	Yes
Acquisition of Source Information	N/A	N/A	Yes

ICM-Easy	Orthorectified, Geopositioned Image Containing Grid Information (i.e. UTM)
ICM-Medium	Same as ICM-Easy, but includes Deliniation of Features
ICM-Complex	Same as ICM-Medium, but includes a Guide to Numbered Features

Pricing for ICM Production Assumes NGA-provided NTM for Geopositioning and DEMs
ICM from CIB1 assumes NGA-provided CIB1 as source

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN 0007	CLEARVIEW Production	Year 2
Assumptions

Work is performed on a normal work schedule. Volume discounts are based on source material availability for steady state production.

CLIN Number	Product/Processing	Unit Price

Geopositioning Single Cell (1Degree GeoCell)

OrbView 3

0007 AA	Per Rectangle, block adjustment only, no control	[*****]

0007 AB	Per rectangle, controlled to GFI source	[*****]

0007 AC	Per Rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0007 AD	Per Rectangle, block adjustment only, no control	[*****]

0007 AE	Per rectangle, controlled to GFI source	[*****]

0007 AF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage- 20 - 1 Degree GeoCells

OrbView 3

0007 BA	Per Rectangle, block adjustment only, no control	[*****]

0007 BB	Per rectangle, controlled to GFI source	[*****]

0007 BC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0007 BD	Per Rectangle, block adjustment only, no control	[*****]

0007 BE	Per rectangle, controlled to GFI source	[*****]

0007 BF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(100 - 1 Degree Cells)

OrbView 3

0007 CA	Per Rectangle, block adjustment only, no control	[*****]

0007 CB	Per rectangle, controlled to GFI source	[*****]

0007 CC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0007 CD	Per Rectangle, block adjustment only, no control	[*****]

0007 CE	Per rectangle, controlled to GFI source	[*****]

0007 CF	Per rectangle, controlled to vendor-supplied source	[*****]

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(200 - 1 Degree GeoCells)

OrbView 3

0007 DA	Per Rectangle, block adjustment only, no control	[*****]

0007 DB	Per rectangle, controlled to GFI source	[*****]

0007 DC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0007 DD	Per Rectangle, block adjustment only, no control	[*****]

0007 DE	Per rectangle, controlled to GFI source	[*****]

0007 DF	Per rectangle, controlled to vendor-supplied source	[*****]

CLIN Number	Product/Processing	Unit Price

Geopositioning Multiple Price Points Based on Block Coverage-(1000 - 1 Degree GeoCells)

OrbView 3

0007 EA	Per Rectangle, block adjustment only, no control	[*****]

0007 EB	Per rectangle, controlled to GFI source	[*****]

0007 EC	Per rectangle, controlled to vendor-supplied source	[*****]

Multiple Satellite Sensors

0007 ED	Per Rectangle, block adjustment only, no control	[*****]

0007 EE	Per rectangle, controlled to GFI source	[*****]

0007 EF	Per rectangle, controlled to vendor-supplied source	[*****]

CIB Production Pricing Assumes NGA-provided Digital Elevation Model (DEM)

CLIN Number	Product/Processing	Unit Price

Controlled Image Base (CIB) (Volume = 1 - 1Degree GeoCell)

Controlled Image Base 1m (CIB1)

OrbView 3

CIB1 Quarter Cell

0007 FA	Geopositioning plus CIB1	[*****]

0007 FB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0007 FC	Geopositioning plus CIB1	[*****]

0007 FD	Feasibility plus Geopositioning plus CIB1	[*****]

0007 FE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0007 FF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0007 FG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CIB5

0007 FH	Geopositioning plus CIB5	[*****]

0007 FJ	Feasibility plus Geopositioning plus CIB5	[*****]

0007 FK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0007 FL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0007 FM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 20 - 1Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0007 GA	Geopositioning plus CIB1	[*****]

0007 GB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0007 GC	Geopositioning plus CIB1	[*****]

0007 GD	Feasibility plus Geopositioning plus CIB1	[*****]

0007 GE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0007 GF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0007 GG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0007 GH	Geopositioning plus CIB5	[*****]

0007 GJ	Feasibility plus Geopositioning plus CIB5	[*****]

0007 GK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0007 GL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0007 GM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price

Controlled Image Base 1m (CIB1) (Volume = 100 — 1 Degree GeoCells)

OrbView 3

CIB1 Quarter Cell

0007 HA	Geopositioning plus CIB1	[*****]

0007 HB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell

0007 HC	Geopositioning plus CIB1	[*****]

0007 HD	Feasibility plus Geopositioning plus CIB1	[*****]

0007 HE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges

0007 HF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit

0007 HG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5

0007 HH	Geopositioning plus CIB5	[*****]

0007 HJ	Feasibility plus Geopositioning plus CIB5	[*****]

0007 HK	Per volume, assumes block of six cells done at one time	[*****]

Merges

0007 HL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

0007 HM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a
full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 200 — 1Degree GeoCells)
OrbView 3
CIB1 Quarter Cell
0007 JA	Geopositioning plus CIB1	[*****]
0007 JB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 JC	Geopositioning plus CIB1	[*****]
0007 JD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 JE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges
0007 JF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 JG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 JH	Geopositioning plus CIB5	[*****]
0007 JJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 JK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 JL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 JM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 1000 — 1Degree GeoCells)
OrbView 3
CIB1 Quarter Cell
0007 KA	Geopositioning plus CIB1	[*****]
0007 KB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 KC	Geopositioning plus CIB1	[*****]
0007 KD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 KE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges
0007 KF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 KG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 KH	Geopositioning plus CIB5	[*****]
0007 KJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 KK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 KL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 KM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 1 — 1Degree GeoCell)
Multiple Satellite Sensors
CIB1 Quarter Cell
0007 LA	Geopositioning plus CIB1	[*****]
0007 LB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 LC	Geopositioning plus CIB1	[*****]
0007 LD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 LE	Per Cell assuming all four qtr-cells are at the same time	[*****]

Merges
0007 LF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 LG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 LH	Geopositioning plus CIB5	[*****]
0007 LJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 LK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 LL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 LM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 20 — 1Degree GeoCells)
Multiple Satellite Sensors
CIB1 Quarter Cell
0007 MA	Geopositioning plus CIB1	[*****]
0007 MB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 MC	Geopositioning plus CIB1	[*****]
0007 MD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 ME	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

Merges
0007 MF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 MG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 MH	Geopositioning plus CIB5	[*****]
0007 MJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 MK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 ML	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 MM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 100 — 1Degree GeoCells)
Multiple Satellite Sensors
CIB1 Quarter Cell
0007 NA	Geopositioning plus CIB1	[*****]
0007 NB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 NC	Geopositioning plus CIB1	[*****]
0007 ND	Feasibility plus Geopositioning plus CIB1	[*****]
0007 NE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges
0007 NF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 NG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COST

CIB5
0007 NH	Geopositioning plus CIB5	[*****]
0007 NJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 NK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 NL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 NM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 200 — 1Degree GeoCells)
Multiple Satellite Sensors
CIB1 Quarter Cell
0007 PA	Geopositioning plus CIB1	[*****]
0007 PB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 PC	Geopositioning plus CIB1	[*****]
0007 PD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 PE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges
0007 PF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 PG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 PH	Geopositioning plus CIB5	[*****]
0007 PJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 PK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 PL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 PM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B — SUPPLIES OR SERVICES AND PRICES/COST

CLIN Number	Product/Processing	Unit Price
Controlled Image Base 1m (CIB1) (Volume = 1000 — 1Degree GeoCells)
Multiple Satellite Sensors
CIB1 Quarter Cell
0007 QA	Geopositioning plus CIB1	[*****]
0007 QB	Feasibility plus Geopositioning plus CIB1	[*****]

CIB1 — Full Cell
0007 QC	Geopositioning plus CIB1	[*****]
0007 QD	Feasibility plus Geopositioning plus CIB1	[*****]
0007 QE	Per Cell assuming all four qtr-cells are processed at the same time	[*****]

Merges
0007 QF	Per merge: Merge cell done by CLEARVIEW Vendor (Merging to yourself)	[*****]	For CIB1, Merge price assumes a quarter cell unit
0007 QG	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB1, Merge price assumes a quarter cell unit

CIB5
0007 QH	Geopositioning plus CIB5	[*****]
0007 QJ	Feasibility plus Geopositioning plus CIB5	[*****]
0007 QK	Per volume, assumes block of six cells done at one time	[*****]

Merges
0007 QL	Per merge: Merge cell done by CLEARVIEW vendor (Merging to yourself)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit
0007 QM	Per merge: Merge cell done by another vendor, or NGA (Merging to Work done by Other Vendor)	[*****]	For CIB5, Merge Price assumes a full GeoCell unit

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

IMAGE CITY MAPS (ICM)
CLIN Number	Product/Processing	Price Per sq km
Image City Maps (ICM) OrbView 3
0007 RA	ICM-Easy	[*****]
0007 RB	ICM-Medium	[*****]
0007 RC	ICM-Complex	[*****]

CLIN Number	Product/Processing	Price Per sq km
Image City Maps (ICM) Multiple Satellite Sensors
0007 SA	ICM-Easy	[*****]
0007 SB	ICM-Medium	[*****]
0007 SC	ICM-Complex	[*****]

CLIN Number	Product/Processing	Price Per sq km
Image City Maps (ICM) NGA-supplied OrbView 3 CIB1
0007 TA	ICM-Easy	[*****]
0007 TB	ICM-Medium	[*****]
0007 TC	ICM-Complex	[*****]

CLIN Number	Product/Processing	Price Per sq km
Image City Maps (ICM) NGA-supplied Multiple Satellite Sensor- based CIB1
0007 UA	ICM-Easy	[*****]
0007 UB	ICM-Medium	[*****]
0007 UC	ICM-Complex	[*****]

ICM Explanatory Notes
Applicable Labor Category	ICM Complexity Type
	Easy	Medium	Complex
Geopositioning	Yes	Yes	Yes
Orthophotography	Yes	Yes	Yes
Compilation/Product Finishing	Yes	Yes	Yes
Program Management	Yes	Yes	Yes
Monoscopic Feature Extraction	N/A	Yes	Yes
Acquisition of Source Information	N/A	N/A	Yes

ICM-Easy	Orthorectified, Geopositioned Image Containing Grid Information (i.e. UTM)
ICM-Medium	Same as ICM-Easy, but includes Delineation of Features
ICM-Complex	Same as ICM-Medium, but includes a Guide to Numbered Features

Pricing for ICM Production Assumes NGA-provided NTM for Geopositioning and DEMs
ICM from CIB1 assumes NGA-provided CIB1 as source

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ClearView Customization and Infrastructure Enhancements

CLIN 0008	ClearView Support Package	[*****]

CLIN 0009	[*****]

CLIN 0010	Production Management Alternate Architecture	[*****]

SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1 Statement of Work

1.	Scope. The CLEARVIEW Contract requires Commercial Data Providers (CDP) to deliver ‘high resolution’ satellite imagery to NGA over the four year term of the contract. ‘High resolution’ satellite imagery is defined as data acquired from commercial imaging satellites with nominal (nadir) ground sample distances equal to or less than one meter for panchromatic sensors. Additional types of imagery from these same satellites (in varying resolutions) may include when applicable: multi-spectral, hyper-spectral, and other types of remotely sensed data. It is NGA’s intent to encourage innovation to maximize the amount of usable imagery that can be acquired.

2.	Contract Regions: Current Country Codes and associated shape files depicting the CLEARVIEW Regions will be provided as GFI by NGA prior to contract award. Reference Document is CLEARVIEW Regions Definition Document CII-CM2003-023. See Section J Attachment 3

3.	Requirements Description: NGA will provide Imagery Requests for SATs (Small Area Targets), MATs (Medium Area Targets) and LATs (Large Area Targets) to utilize CDP collection capacity in specified geographic regions. Collection of SATs, MATs and LATs will be required for both ad hoc and standing requirements.

3.1	End-collect requirement.

3.1.1	A maximum acceptable cloud cover threshold will be identified in each Imagery Request in increments of 10%. Each Imagery Request will identify a Base Pricing Units (BPU) ceiling and an end-collect date. For single or multiple pass collections requiring overlap and/or sidelap, the maximum number of BPUs contained in the order must include the collected area inclusive of overlap and/or sidelap. Satisfaction of these Imagery Requests may require multiple acquisitions to achieve the specified cloud cover threshold over the targets. The number of attempts necessary to satisfy the cloud cover threshold should be similar to those required by the CDP for non-government customers’ orders with similar characteristics and collection constraints. NGA will attempt to help the CDPs improve their weather models to ensure that purchased capacity can be efficiently used. NGA shall be notified if the end-collect date or the BPU ceiling is exceeded prior to satisfaction of the requirement. The vendor shall continue collection of any Imagery Request until NGA directs the vendor to stop collection. NGA will modify the Imagery Request to provide new end-collect dates and BPU ceiling as required.

3.2	Priority Schemas

3.2.1	The United States Government (USG) will provide CDPs with its requirements, in accordance with contract paragraph I.13, Ordering, for coverage of areas intended to be collected using the purchased imaging capacity. Imagery Requests will be generated from these requirements once they are accepted by a given CDP. Collection requirements will be prioritized by NGA.

3.2.1.1	Single Pass Collections: Imagery Requirements with an area at least equivalent to a CDP single scene, but less than 800 Square Kilometers consistent with collection modes in Section B and capable of being collected within a single pass.

(a) PREMIUM: Imagery shall be collected within 3 days of receipt of imagery request and processed and delivered within 2 working days after collection.

(b)PRIORITY: Imagery shall be collected within 7 days of receipt of imagery request and processed and delivered within 5 working days after collection.

(c) ROUTINE: Imagery shall be collected, processed and delivered in accordance with requirements specified in the individual Imagery Request, which shall not be sooner than the maximum collection and delivery timeframe for priority tasking orders.

3.2.1.2	Multiple-Pass Collections: In all cases, imagery shall be collected, processed and delivered in accordance with individual Imagery Requests, with responsiveness indicated below:

(a) PREMIUM: Imagery shall be collected, processed and delivered with responsiveness equal to or higher than the highest commercial priority offered by the CDP.

(b) PRIORITY: Imagery shall be collected, processed and delivered with a responsiveness less than the highest commercial priority offered by the CDP but greater than the CDPs standard commercial priority.

(c) ROUTINE: Imagery shall be collected, processed and delivered within the CDPs standard commercial priority.

3.2.1.3	License: All imagery acquired under this contract, excluding CLIN 0005, will be subject to the terms and conditions of a CLEARVIEW license. See Section H-8. Imagery acquired under CLIN 0005 under this contract will be subject to the terms and conditions of a CLEARVIEW, DoD Title 50 or single organization license as specified in the Delivery Order.

3.3	Deliverables. Delivery is achieved when the collected imagery, processed as specified in the Imagery Request, is fully transferred to the CSIL and/or the CDP NGA Product Archive.

3.3.1	Panchromatic Imagery. (OrbView BASIC Enhanced Product)
All imagery collected pursuant to an Imagery Request, regardless of any higher level processing required in the order, shall be delivered in satellite geometry with radiometric corrections applied. The imagery will be collected monoscopically and will be delivered in NITF 2.0 format along with all associated metadata.

3.3.1.1	All imagery (interim and final) is to be placed in the CDP NGA Product Archive regardless of cloud cover percent.

3.3.1.2	No interim deliveries of imagery are to be sent to the CSIL that exceed the imagery request’s cloud cover requirement unless specified in the order.

3.3.2	Imagery purchased under Delivery Orders issued pursuant to CLIN 0005 shall be delivered as specified in the order. If the associated license for the imagery purchased pursuant to CLIN 0005 is uplifted to a CLEARVIEW License, then the imagery will also be sent to the CSIL and stored within the CDP NGA Product Archive when the archive becomes available in accordance with Section 3.3.1.

    Optional Deliverables — USG may specify the following deliverables in an Imagery Request:

3.4.1	Block-Adjusted Panchromatic Imagery. OrbView BASIC Medium Accuracy Product.
This product is delivered in satellite geometry with radiometric corrections applied. The mono imagery shall be block adjusted. The rational function coefficients in this product have been updated as a result of a block adjustment process. The block adjustment is performed by measuring common points between multiple strips of imagery. Ground Control Points (GCPs) are not used to create this product.

3.4.2	Panchromatic Ortho-Rectified Imagery. OrbView ORTHO Medium Accuracy Product.
Ortho-rectified images shall be produced utilizing NGA-provided elevation data. In accordance with the CDPs commercial ortho specifications, the ortho-rectified images shall be produced and stored in the CDP NGA Product Archive upon completion of the Imagery Request.

3.4.3	Panchromatic Imagery Control Verification Report. NGA will provide Ground Control Points (GCP) to the commercial data providers on a random basis to assure that the imagery is properly tied to its position on the earth. CDPs shall provide a report of results.

3.4.4	Multi-spectral, hyper-spectral, and/or other types of remotely sensed imagery. Multi-spectral, hyper-spectral, and other types of remotely sensed data shall be processed using the appropriate CDP convolution algorithms (such as, but not limited to cubic convolution or nearest neighbor.)

3.4.5	Stereo. In-track and cross-track. Single pass SAT and multi-pass LAT stereo shall have convergence angles nominally within the range of 40 and 60 degrees.

3.4.6	Special delivery : None

3.4.7	Other processing: ORBIMAGE will provide at its option, several derived and image based products that are created from OrbView and/or multiple data sources to include: OrbView BASIC Medium Accuracy (1:50K), OrbView BASIC High Accuracy (1:24K), MULTISOURCE Geopositioning Medium Accuracy (1:50K), MULTISOURCE Geopositioning High Accuracy (1:24K), OrbView ORTHO Medium Accuracy (1:50K), OrbView ORTHO High Accuracy (1:24k), OrbView CIB-1, OrbView CIB-5, MULTISOURCE CIB-1, MULTISOURCE CIB-5, OrbView Point Positioning Data, MULTISOURCE Point Positioning Data, Image City Maps. Because product offerings are subject to change, a list of currently available products may be viewed on our web site, www.orbimage.com. New products are subject to negotiation prior to being made available under the CLEARVIEW Contract.

3.4.7.1	Subcontractors. The derived image based products are currently planned to be produced by ORBIMAGE. Depending upon capacity and product mix ORBIMAGE may use qualified subcontractors. Bilateral approval of subcontractors is required to the extent necessary for national security objectives.

3.4.7.2	Equipment. ORBIMAGE will continue to use its OrbView-3 and Special Product Generation Systems that have been used to generate products for NIMA/NGA since 1997. Part of the ORBIMAGE Business Plan is to periodically upgrade equipment to keep pace with technology and to improve production processes.

3.4.7.3	Processes. Data products will be created using ORBIMAGE’s already proven production techniques and processes. These processes in coordination with our Corporate Quality Management Plan have resulted in a better than 99% first-time-right delivery to NIMA/NGA. As part of our Business Plan ORBIMAGE will periodically implement production and quality assurance process improvements.

3.4.8	Status Data Updates. Order fulfillment status data as described below shall be available for the entire performance period of this contract. Status data updates will be provided “as is” and will be generated based on the information as stored in our systems.

3.4.8.1	Daily Status Report. Distribution list is to be provided by COR.

1.	Status (Open, Closed, Cancelled)

2.	CLEARVIEW Order ID

3.	Line Number

4.	Region

5.	Start Collect Date

6.	End Collect Date

7.	Date Completed

8.	BPU Estimate

9.	BPU Accrued

10.	Total Sq Km Delivered

11.	Total Scenes to Collect

12.	Applied Archive Scenes

13.	Scenes Collected

14.	Scenes Delivered

15.	Collects Meeting 20% Cloud Cover

16.	Percent Complete

17.	Responsiveness

3.4.8.2	Weekly Status Report. Distribution list is to be provided by COR.

1.	Yearly BPU Allocation (by Clearview Region)

2.	Monthly BPU Allocation (by Clearview Region)

3.	Cumulative BPU Allocation (by Clearview Region

4.	Estimated BPU Requirements Received (by Clearview Region)

a.	Open Requirements Y-T-D

b.	Completed Requirements Y-T-D

c.	Total Requirements Y-T-D

5.	BPUs Expended

a.	Current Month

b.	Cumulative Y-T-D

3.5 Data Shipment and Archival at CDP site.

3.5.1	CSIL Packaging. Imagery data shall be delivered on CD-ROM, DVD-ROM, 8 mm tape, or via electronic channels, as defined in the Imagery Request and as available from CDPs. External labels and header information for each media unit is detailed in section D.1.

3.5.2	Access to CDP NGA Product Archive. Upon implementation of CLIN 0009, Imagery shall be placed in a storage system accessible to only: NGA, the CDP, and NGA authorized users.

3.5.3	Performance Metrics. Daily and weekly performance status reports shall be available for the entire performance period of this contract. The required data fields will be provided by the COR. The current data fields are shown in paragraph 3.4.8.

3.5.4	Re-delivery and re-distribution of CDP NGA Product Archive contents.

3.5.4.1	No costs will be incurred for any processing necessary to transform the stored products to the format originally specified in the Imagery Request (or Delivery Order) or as electronically delivered to the CSIL when a re-delivery or re-distribution request is made. Costs for replication will be negotiated on a case by case basis.

3.5.4.2	Any processing necessary to prepare products and images stored within the NGA CDP Product Archive to their original specified or as-delivered formats will be at least as responsive as the original delivery of the associated products.

3.5.4.3	References

•	NITF 2.0 Specification: http://164.214.2.51/ntb/baseline/toc.html

•	CIB Specification: MIL-PRF-89041 http://www.NGA.mil/publications/specs/printed/89041/89041.pdf

3.5.5	NGA production contractors and other user requests for packaging. NGA production contractors will be issued Task Orders under separate contract vehicles requiring commercially archived imagery to be packaged and delivered from the CDP NGA Product Archive. The costs associated with packaging and dissemination shall be charged as ‘Other Direct Costs’ (ODC) under these contracts. Costs for packaging and dissemination to NGA production contractors will not be authorized under this contract.

3.6	Security. This contract will require classified communications. ORBIMAGE’s facilities at Dulles and St Louis will be maintained at least at their current level of certification through this contract. The government will supply a DD-254.

3.7	Imagery Request modification, and cancellation procedures.

3.7.1	Collection planning generally begins 14 days prior to collection and the collection plan is committed to a specific customer approximately three days prior to collection. The following imagery request modification and cancellation procedures and penalties shall apply to single-pass collection requirements:

3.7.1.1	PREMIUM multi-pass collection requirements may be modified once received and accepted by the CDP. Premium collection requirements that are modified or cancelled prior to commencement of collection planning will result in the deduction of costs incurred to the point of modification or cancellation. Premium collection requirements that are modified or cancelled after commencement of collection planning will result in the deduction of the actual BPUs collected and processed plus the costs incurred to the point of cancellation for the remaining requirements. Premium single-pass collection requirements may not be modified or cancelled once the order is accepted by the CDP.

3.7.1.2	PRIORITY collection requirements may be modified without penalty if the modifications are received and accepted by the CDP within 24 hours of the initial collection requirement receipt and acceptance. Modifications shall not take place after this time. Furthermore, cancellation of a PRIORITY collection requirement after receipt and acceptance by the CDP will result in the deduction of costs incurred to the point of cancellation.

3.7.1.3	ROUTINE collection requirements received and accepted by CDP may be modified to obtain a higher collection and delivery responsiveness level (i.e. Routine to Priority, or Routine to Premium), otherwise they must be cancelled. The increase in BPU deductions for higher responsiveness will be applied to the entire order in accordance with Section B, regardless of when the modification takes effect. Cancellation of a ROUTINE collection requirement prior to collection will result in the deduction of costs incurred to the point of cancellation. Cancellation after collection has commenced will result in the deduction of the actual BPUs collected and processed plus the costs incurred to the point of cancellation for the remaining requirements.

3.7.2	The following imagery request modification and cancellation procedures and penalties apply to multiple-pass collection requirements:

3.7.2.1	Multi-pass collection requirements received and accepted by the CDP may only be modified to obtain a higher responsiveness level (i.e. Routine to Priority, Priority to Premium), otherwise they must be cancelled. The increase in BPU deductions for higher responsiveness will be applied to the balance of the order in accordance with Section B, when the modification takes effect. Cancellation of a multi-pass collection requirement prior to initial collection shall result in the deduction of the costs incurred to the point of cancellation for the collection requirement. Cancellation after collection has commenced will result in the deduction of the actual BPUs collected and processed plus the costs incurred to the point of cancellation for the remaining requirements.

3.8	CLIN 0005 Ordering Procedures. See I-13, Ordering.

3.9	Quality Assurance. Vendor shall be required to be NITF certified by the Joint Interoperability Test Command (JITC) within 6 months of award of contract and re-certified each time that an image process changes.

4.0	Glossary.

Block Adjustment. A photogrammetric process that uses multiple strips of imagery to improve a geospatial product’s metric accuracy. These multiple image strips are tied together by a process commonly referred to as a bundle or block adjustment. The block adjustment process consists of identifying and mensurating tie points in the overlapping areas between image strips. The resulting image block exhibits improved metric accuracy compared to the individual image strips from which it is derived. Normally this is a process performed in stereo but it can and must be performed for overlapping mono image areas as well.

Base Pricing Unit (BPU). One square kilometer of radiometrically corrected, with satellite geometry, panchromatic mono imagery with nominally one meter GSD collected with look angle less than or equal to 30 degrees off nadir in NITF 2.0 format tasked as a LAT, MAT, or SAT.

Controlled Image Base (CIB). Spatially controlled imagery defined in accordance with NGA specification MIL-PRF-89041. See http://www.NGA.mil/publications/specs/printed/89041/89041.pdf.

Delivery Order. An order for imagery placed pursuant to CLIN 0005 of this contract.

DoD/Title 50 License. License authorizing use of imagery or products within all DoD Title 50 organizations as defined in 50 US Code 401a.

Final Delivery. The end-product has been delivered in accordance with the imagery request.

Imagery Request. A specific order for imagery to be collected pursuant to purchased capacity.

Interim Delivery. Imagery, collected to generate an end product, has been delivered in accordance with the imagery request.

Large Area Target (LAT). 100 kilometers X 100 kilometers or larger with fixed geometry on ground. See also Multi-Pass Collection.

Medium Area Target (MAT). 800 square kilometers total area collected on a single pass as a single, nominally sized 8km x 100km panchromatic strip;

Multi-Pass Collection. Imagery requirements with areas larger than those specified in 3.2.1.1 or that cannot be collected within a single pass. Sidelap should be at least 1 km and overlap should be sufficient to perform block adjustment, unless otherwise stated in the order.

Maximum acceptable cloud cover threshold. The maximum allowable cloud coverage in the area of interest.

Orthorectified Imagery. Imagery that has been radiometrically and geometrically corrected, block adjusted, and corrected for vertical distortions on the earth’s surface. This imagery includes mosaicking necessary to build vendor defined orthorectified product.

Overlap. Defined as nominally 0.8 km outside the image request area. This applies to large area targets (LATs).

Premium Imagery. Imagery urgently required to support operational commitments. Specific collection and delivery timeframes detailed in paragraph 3.2.1.

Priority Imagery. Imagery needed to support ongoing operational or contingency operations on an immediate basis. Specific collection and delivery timeframes detailed in paragraph 3.2.1.

Radiometric Corrections. Adjustments to the electromagnetic radiation detected and recorded by sensors that are required to correct for pixel to pixel non-uniformities.

Routine Imagery. Imagery needed to support near term requirements or external requirements.

Single Organization License. License authorizing use of imagery by a single organization of specified at time of purchase.

Satellite Geometry. Refers to the preliminary position of the satellite based on time, position and attitude data. This preliminary data may be enhanced for production of higher order products using post processed GPS data to refine the position of the satellite. Various geopositioning models may be added to products to permit improved pixel geolocation depending on the product and accuracy required.

Sidelap. Defined as nominally 10% between adjacent images used to fulfill the imagery request.

Small Area Target (SAT). A target whose size is greater than or equal to the CDP nominal scene size at nadir, and less than the minimum size of a LAT.

Tri-LAT. Means a special area definition of a LAT with a fixed geometry on the ground consisting of 100km in the East-West direction by 300 km in the North-South direction.

SECTION D — PACKAGING AND MARKING

D.1 Preservation, Packaging, Packing, and Marking of Shipments (Commercially Packaged Items)

(a) Preservation, packaging, packing, and marking shall be in accordance with standard practice for commercial packaging and shall be delivered in a jewel case. Marking shall include:

Nomenclature
Quantity
Government Contract Number
From: (Contractor name, address, and telephone number)
To: (Name and address of place of shipment)
“NOT FOR OUTSIDE USE”

(b) Additional markings are stated below:

HARDCOPY MARKINGS

The following items should be included on all media labeling.

1.	Imagery Request Number/Delivery Order Number

2.	Line Item Number

3.	Country code or area description

4.	Creation Date

5.	UL Latitude/UL Longitude (SI)- NW corner LAT and LONG/SE corner LAT and LONG (DG/OI)

6.	Media ID or CD number

7.	Collection Date(s)

8.	Product type

9.	Sensor Identification

Electronic Transmission markings:

SOFT COPY Markings

     DIRECTORY—(EW/SI/OI) NUMBER and LINE ITEM

CD number 1

CD number 2 —— EACH CD will include the following

                                Files: ..ntf file
                                          .hdr file
CD number 3                    .meta file
                                         .jpg (thumbnail)
                                         .Shape file

EACH CD WILL CONTAIN ONLY ONE SET OF FILES

D.2 Markings of Warranted Items

Each item covered by a warranty shall be stamped or marked as such. Where this is impracticable, written notice shall be attached to or furnished with the warranted item. Markings will state (i) substance of warranty, (ii) duration, and (iii) name of activity to be notified of defects.

D.3 Prohibited Packing Materials

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited.

SECTION E — INSPECTION AND ACCEPTANCE

E.1 52.252-2 Clauses Incorporated by Reference       FEB 1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acqnet.gov/far/current/html/FARMTOC.html

E.2 52.246-16 Responsibility for Supplies.       APR 1984

E.3 Acceptance Period

In accordance with FAR 52.232-25, the Government acceptance shall be deemed to have occurred constructively at 30 days after receipt at the Government Point of Presence defined in the CLEARVIEW Statement of Work, Section C, for purposes of computing interest penalties.

E.4 52.246-11 Higher-Level Contract Quality Requirement.;      FEB 1999

The Contractor shall provide a copy of the Quality Assurance plan within 30 days of award of contract. Revisions to the Quality Assurance plan shall be provided within 30 days of the effective date of the revision.

ORBIMAGE shall comply with ISO 9001:2000 certification. ISO certification may be deferred until two years after award of contract. The ORBIMAGE Quality Plan will be ISO compliant.

E.5 52.246-15 Certificate of Conformance. (APR 1984)

CERTIFICATE OF CONFORMANCE (APR 1984)

(a) When authorized in writing by the cognizant Contract Administration Office (CAO), the Contractor shall ship with a Certificate of Conformance any supplies for which the contract would otherwise require inspection at source. In no case shall the Government’s right to inspect supplies under the inspection provisions of this contract be prejudiced. Shipments of such supplies will not be made under this contract until use of the Certificate of Conformance has been authorized in writing by the CAO, or inspection and acceptance have occurred.

(b) The Contractor’s signed certificate shall be attached to or included on the top copy of the inspection or receiving report distributed to the payment office or attached to the CAO copy when contract administration (Block 10 of the DD Form 250) is performed by the Defense Contract Administration Services. In addition, a copy of the signed certificate shall also be attached to or entered on copies of the inspection or receiving report accompanying the shipment.

(c) The Government has the right to reject defective supplies or services within a reasonable time after delivery by written notification to the Contractor. The Contractor shall in such event promptly replace, correct, or repair the rejected supplies or services at the Contractor’s expense.

(d) The certificate shall read as follows:

I certify that on [insert date], the [insert Contractor’s name] furnished the supplies or services called for by Contract No[ ] via [Carrier] on [identify the bill of lading or shipping document] in accordance with all applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

Date of Execution: [  ]

Signature: [  ]

Title: [  ]

*** Note: A fully signed and executed hardcopy of the above COC will be shipped with each monthly contractor invoice/DD250, covering the deliverables shipped for that month. The COC is applicable to both hardcopy and softcopy/electronic deliverable items. The contractor must incorporate the body of the COC language above in the deliverable metadata. The metadata certification may exclude the carrier, bill of lading, date of execution, signature, and title requirements. This contract note serves as the notice required in the COC clause above, authorizing the contractor to use the COC.

SECTION F — DELIVERIES OR PERFORMANCE

F.1 Place of Delivery: Destination

Imagery ordered under Imagery Requests shall be delivered in accordance with the CLEARVIEW Statement of Work, Paragraph C.1. Imagery ordered under a CLIN 0005 Delivery Order shall be delivered in accordance with instructions in the Delivery Order.

F.2 Contract Period of Performance

The period of performance of the contract is from date of award through 31 Jan 2006.

CLIN 0001 — 29 Mar 2004 through 31 Jan 2005
CLIN 0002 — 01 Feb 2005 through 31 Jan 2006
CLIN 0003 — OPTION — 01 Feb 2006 through 31 Jan 2007
CLIN 0004 — OPTION — 01 Feb 2007 through 31 Jan 2008

F.5 52.247-34	F.o.b. Destination.	NOV 1991

SECTION G — CONTRACT ADMINISTRATION DATA

G.1 52.252-2 Clauses Incorporated by Reference       FEB 1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acqnet.gov/far/current/html/FARMTOC.html

G.3 Remittance Address

ORBIMAGE Inc
Attn: Accounting Manager
21700 Atlantic Blvd.
Dulles, VA 20166

G.4 Accounting and Appropriation Data

ACRN Accounting and Appropriation Data	Amount

AA:9740100.4802 8A4 85P4 BG51AO SC8888 189OI 35102B 88030 (PR:SC888840640100)	$7,500,000

AA:9740100.4802 8A4 85P4 BG51AO SC8888 189OI 35102B 88030 (PR:SC888840720200)	$5,205,866

G.5 Payment Instructions for Multiple Accounting Classification Citations

In accordance with DFARS 204.7107, the following instructions are provided for payment of CLINS with multiple lines of accounting:

Payment shall be made from each ACRN in serial fashion. As each CLIN is depleted, funds shall be drawn from subsequent ACRNs to make payment.

G.6 Invoices

I. PAYMENTS FOR CAPACITY

Note: For all capacity purchased and funded, the contractor may collect and bill for such collections monthly with the following stipulation: the contractor must expend, at a minimum, BPUs equivalent to $500,000 in total value for all months of the contract for all contract years.

(a) The contractor shall prepare an original and three (3) copies of each invoice, in accordance with the Prompt Payment Act, and submit the original and one copy to the Payment Office listed on of the face page of the contract. Invoices shall be prepared on the contractor’s standard commercial invoice for capacity CLINS; Invoices shall be submitted on the final day of each monthly contract period in an amount to be calculated as follows:

C = Total value of the contract performance year current at the time of invoice submission, inclusive of minimum guarantee and any subsequently exercised options.

P = Total of amounts previously invoiced for contract performance year effective at the time of invoicing.
M = Whole number of months remaining in the performance year at the time of submission of the invoice.

Invoice Amount = (C-P)/M

(b) At the same time as submittal of the original invoice, the contractor shall send a copy of each invoice to:

Contracting Officer: [*****]

Contracting Officer’s Representative (COR): NGA will designate the COR in a contracts letter sent to the CDP.

II. CLIN 0005 PAYMENTS

Payments for orders under CLIN 0005 shall be made as follows:

(a)	The contractor shall prepare invoices in accordance with FAR 52.212-4, Contract Terms and Conditions — Commercial Items.

(b)	Special Invoice Requirements — This contract is open to use by all Government agencies. Specific invoicing and payment procedures for orders placed by agencies other than NGA will be determined by the ordering agency within the parameters of the invoicing and payment instruction found under 52.212-4.

(c)	Orders placed by NGA may utilize either credit card payment procedures or DFAS payment procedures. The determination regarding which method of payment will be used on individual orders will be made by NGA at the time of order issuance. NGA will suspend the use of credit card payment procedures upon a determination by the Contracting Officer that the vendor is not in compliance with the instructions set forth below. The following specific instruction is provided for each of these payment procedures:

(i)	CREDIT CARD PAYMENT — Orders placed using credit card payment procedures will specify that credit card payment is authorized. The order will further specify the ordering Contracting Officer. All necessary credit card information for Contracting Officers placing orders under the contract will be provided in advance for vendor use. The vendor shall charge only the credit card of the ordering Contracting Officer.

The vendor shall be responsible for ensuring that NGA order information is passed through the VISA information network and that the information is received by the Contracting Officer on the Contracting Officer’s monthly credit card statement. This information shall be entered and passed in accordance with the following example format:

AAxxxx	1,2,3,4,5

where AAxxxx is the order number, ‘xxxx’ represents the four digit suffix and ‘1,2,3,4,5’ represents line item numbers under the order. Charges for multiple line items will identify each line item separated by a comma with no spaces. The vendor may charge for a single line item or a combination of line items under the same order on a single credit card charge. The vendor may not, unless otherwise directed, charge for less than the full amount of a single line item. The vendor may not charge for line items from separate orders under a single credit card charge.

The credit card charge and the order information passed through the VISA information network and reflected on the Contracting Officer’s credit card statement will represent the complete invoice. The vendor shall not issue an additional invoice in any form separate from the credit card charging process.

(ii)	DFAS PAYMENT — Order utilizing DFAS as the payment office will specify the appropriate DFAS payment office. The vendor will prepare an invoice in accordance with FAR 52.212-4. Copies of the invoice will be provided to the following individuals simultaneously:

(1)	Contracting Officer specified on each order

(2)	DFAS office as specified on each order

(3)	Receiving office as specified on each order

An acceptable invoice must include the following information:

(1)	Name and address of the Contractor;

(2)	Invoice date;

(3)	Contract number, contract line item number and, if applicable, the order number;

(4)	Description, quantity, unit of measure, unit price and extended price of the items delivered;

(5)	Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(6)	Terms of any prompt payment discount offered;

(7)	Name and address of official to whom payment is to be sent; and

(8)	Name, title, and phone number of person to be notified in event of defective invoice. Invoices will be handled in accordance with the Prompt Payment Act

(31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.

G.7 Government Representative

(a) The Government may, upon contract award or thereafter, name representatives with titles such as Project Officer, Contracting Officer’s Representative, and so on. Such individuals will be named in writing by the Contracting Officer, with individual responsibilities set forth at that time.

(b) In any event, no such named individual has the authority to issue any direction under this contract either technical or otherwise, which constitutes a change to the terms, conditions, price or delivery schedule of the contract. Only the Contracting Officer is authorized to alter the contract in any manner.

G.8 Contract Administration

The component listed in Block 6 of the face page of this contract will be the Contract Administration Office in performance of certain assigned contract administration functions of the Contracting Office in accordance with FAR 42.201. The Contract Administration Office (CAO) assigned responsibility for this contract will advise the contractor of any necessary instructions and procedures to be followed in dealing with any applicable Government offices.

SECTION H — SPECIAL CONTRACT REQUIREMENTS

H.1 Incorporation of Section K by Reference

Pursuant to Federal Acquisition Regulation 15.204-1(b), Section K of the contractors offer is hereby incorporated by reference.

H.2 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS

(a) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the Director, National Imagery and Mapping Agency, knowingly use the words “National Imagery and Mapping Agency” or “Defense Mapping Agency”, the initials “NGA”, “NIMA” or “DMA”, the seal of the National Imagery and Mapping Agency or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by the Director, NGA.

(b) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before such final determination, enter such restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.

H.3 Warranty

All imagery products delivered under this contract are covered by the manufacturer’s standard commercial warranty incorporated in Section J of this contract; Attachment 1.

H.4 Applicability of Clauses/Provisions

(a) Clauses/provisions without an indicator preceding the clause title are applicable to all contract line items and requirements herein.

(b) Clauses/provisions identified with a pound sign (# are applicable only to contract line items [1].

H.5 GOVERNMENT FURNISHED PROPERTY/EQUIPMENT

The government shall provide only that property set forth below, notwithstanding any other provision of this contract to the contrary. Government furnished property/equipment for use under this contract is provided in accordance with FAR clause 52.245-2 Government Property (Fixed-Price Contracts)(DEC 1989) — Alternate I (APR 1984)

Equipment	Make/			Date
Description	Qty	Model #	Serial #	Available

To be established under individual Imagery Requests/Delivery Orders.

H.6 GOVERNMENT FURNISHED Information (GFI)

Government Furnished Information may be made available to the Contractor and returned as specified. Such data shall consist of but is not limited to the list provided in Attachment 2.

Order specific Government Furnished Data will be established on individual Imagery Requests/Delivery Orders.

Additional data may be requested from the COR provided the requestor has adequate identification, evidence of appropriate security clearance and evidence of authorization. Any data required and not listed will be made available only upon written authority of the COR.

H.7. LICENSE TERMS. The USG shall cause all licensed users, joint project users and other users of the imagery licensed under this contract, to comply with the licensed restrictions contained in CLEARVIEW imagery end user license agreement.

H.8 CLEARVIEW IMAGERY END USER LICENSE AGREEMENT
Note: Not applicable to CLIN 0005 Orders unless specifically referenced in the order.

a. General Terms

1. This clause applies to all imagery and products licensed under this NGA contract, including data downlinked to domestic and foreign ground stations.

2. All license rights purchased under this NGA contract are in perpetuity. This is a non-exclusive license for use of the imagery provided to the UNITED STATES GOVERNMENT.

3. Licensed users may generate an unlimited number of hardcopies and softcopies of the data for their internal use.

4. Licensed users may generate any derived product from the licensed data.

i.	Only derived products that contain the imagery data from the licensed data inherit the copyright and license of the source data. Other derived products have no restrictions on use and distribution.

      ii. Reduced resolution data sets (RRDS) with 16-meter ground resolution or coarser shall have no restrictions on use and distribution, but shall contain the copyright markings.

5. A limited number of hardcopy imagery scenes and/or softcopy chips may be released (with copyright markings) outside the authorized user group by a licensed user for important user purposes such as public information, diplomacy, emergencies, and disasters. This provision does not permit commercial uses, resale or mass public distribution.

6. Licensed users may permit those outside the licensed user group to see hardcopies or softcopies of the imagery, with appropriate copyright marks. However, copies of the imagery shall not be given to those outside the licensed user group.

7. The licensed user will not place the imagery on an electronic distribution system that permits access to the imagery by unlicensed users.

8. This license must accompany any transfers of licensed imagery or products between licensed users and all licensed users will be bound by its terms.

9. All rights not expressly granted by this license are reserved by the imagery provider.

b. Licensed Users

1. The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).

2. (i). The U.S. Government may provide the imagery to the following organizations when the organization is working with the U.S. Government on a joint project:

State Governments
Local Governments
Foreign Governments and inter-governmental organizations
NGO’s and other non-profit organizations

     (ii) The imagery provided for a joint project may only be used for purposes of the joint project, and may not be retained by the entities listed in b.2.(i.) after completion of the joint project. For the purposes of this paragraph, the rights provided in paragraph a. are restricted to the purposes of the joint projects.

     (iii) “Joint project” means cooperation between UNITED STATES GOVERNMENT and the entities listed in b.2.(i). “Joint project” is intended to encompass such activities as coalition force operations, exercises, co-production, relief efforts, and US homeland security. “Joint project” excludes activities that serve a non-federal Government purpose, such as city, county or state planning, property tax assessment, transportation infrastructure management, general purpose mapping, etc. In consideration for the flexibility afforded to UNITED STATES GOVERNMENT by allowing imagery to be shared for joint projects, UNITED STATES GOVERNMENT shall use its reasonable best efforts to define joint projects as narrowly as possible consistent with the goal of minimizing the sharing of imagery with entities who would otherwise purchase the imagery.

     (iv) Co-production activities are exempted from the restrictions imposed in paragraph (ii), above. Co-production activities may allow for the permanent retention of any imagery received or derived product created pursuant to the agreement. The co-producer’s use of imagery acquired for co-production activities shall be limited to co-producer’s intelligence, military and humanitarian activities. This specifically prohibits commercial uses, resale or mass public distribution. Co-production activities shall not permit the subsequent use of imagery of territory within the borders of the territories, protectorates or home country of the co-producer.

3. Imagery may be provided to contractors of the U.S. Government, or contractors of any other licensed user, for purposes of the licensed user only. A contractor may not use the imagery for its own purposes, share it with others, or retain it after completion of the intended use.

END LICENSE

H.8 (Addendum — Applicable for CLIN 0005 Use Only)

(a)	Applicability — This clause applies to all imagery and products purchased under this contract, including data sources owned by the service provider. These provisions apply to all data acquired under this contract, including data downlinked to foreign ground stations.

(b)	General Provisions — These provisions apply to all licenses granted under this contract.

1)	All license rights purchased under this contract are in perpetuity except as otherwise noted.

2)	Licensed users may generate any derived product from source data procured via this contract.

3)	Derived products that contain the source image data (or a “reasonable facsimile” thereof in which a close approximation of the source data can be recovered) inherit the copyright and license of the source data.

When the original source image data or a reasonable facsimile thereof is not included as a file, layer, component, or other accessible and/or viewable portion of the derived product — whether this data is separate or combined with other data and/or information — the derived product shall not inherit the copyright or license of the source data. Such derived product is owned by the government without any copyright or license restrictions. “Government use” (as used in this paragraph) includes but is not limited to distribution to: press at a news conference, public at conferences/symposia, and trainees in training. “Government use” does not include, for example distribution to Coalition Forces unless licensed for their use.

Special provisions:

(i)	Reduced resolution datasets (RRDS) whose resolution is/has been equal to or worse that the browse imagery available on vendor’s commercial archive at no charge to the general public shall automatically convert to an Unrestricted License as defined in this contract. The data sets shall be reduced in resolution from the 1 to 1 RRDS by a factor of 32x or higher in both the x and y axes for OrbView-3 Imagery.

(ii)	Hardcopy prints at any license tier may be released for a (U.S. Federal Government) licensed user’s use, including public information, provided that the licensed user conspicuously marks the copyright. Marking shall include instructions for recipients to not use data for their (i.e., non-U.S. Federal Government) purposes. This right is limited and expressly excludes any type of mass, wholesale public distribution (e.g., public map distribution by USGS).

(iii)	U.S. Federal Government licensed users may post source data and derived products at any license tier to Internet web sites, provided the implementation precludes downloading of image data and screen capture. Proper copyright and license notices must be conspicuously marked. The U.S. Government will take appropriate action as it becomes aware of violations of this provision.

4)	All licenses include the use of the source data and derived products as government furnished property/information to a contractor under a contract to produce an item for one of the licensed user entities. The source data and derived products will be required to be returned to the licensed user. The contractor will not be permitted to keep or otherwise use any of the source data or derived products.

5)	The license holder is permitted to make an unlimited number of hardcopies and softcopies of the source data and derived products for purposes covered by the licensed use.

6)	The licenses are not transferable.

7)	License prices are expressed in the contract schedule as a percentage of ORBIMAGE’s Single Organization License price. Licenses will be given a discount from the contract schedule price for purchase of a higher tier license where all or some portion of the existing license user group(s) is included in the higher tier license user group(s).

(i)	The upgrade price will be calculated as follows:

N = NGA price = Commercial — contract discount
LE = License price factor of existing license = specified in CLINs
LN = License price factor of new license = specified in CLINs
License Upgrade Price = N * (LN - LE)

8)	The U.S. Federal Government licensed users may display (i.e., show or disclose) hard or softcopy imagery or derived products to organizations outside the authorized user group (defined by the license tier). Proper copyright notice must be conspicuously marked. In order to release source data or derived products, the appropriate license must be purchased, unless otherwise allowed in this clause.

(c)	License Tiers. The following license tiers are offered as licensing options for all catalog products. Additional licenses may be negotiated as the need arises on terms mutually agreeable to the parties.

1)	DoD Single Organization — This license permits the limited use of source data and derived products within a single Department of Defense or Title 50 Organization of the U.S. Government, specified at the time of purchase. A single organization is defined as follows:

(i)	Within the Department of Defense — One of the four branches of the military, a defense agency, one of the unified commands (including organizations where a designated CINC has operational control).

(ii)	One of the non-DoD entities identified in Title 50 USC 401a.

(iii)	The State Department. U.S.A.I.D. shall not be considered to be a component of the State Department for purposes of this provision.

2)	DoD/Title 50 - This license permits unlimited use of the source data and derived products within all Department of Defense organizations and all Title 50 organizations as defined in 50 U.S.C. 401a. Source data or derived products may be used by foreign nationals who are assigned or detailed to a DoD/Title 50 organization (e.g., NORAD or a command staff). These foreign nationals may not share the source data or derived products with any entity not covered by the license.

3)	DoD/Title 50 & State/Local Governments - This license permits all uses covered by the DoD/Title 50 license. In addition, this license permits use by State and local governments when working with U.S. DoD/Title 50 organizations. All source data and derived products may be retained by the State and local governments, with use limited to times when working with U.S. Federal Government organizations on joint projects.

4)	DoD/Title 50 & Coalition Forces - This license permits all uses covered by the DoD/Title 50 license. In addition, this license permits use by allies/coalition partners when working with DoD/Title 50 organizations on combined projects. This includes projects where foreign nationals are involved, but the project has not been officially designated as combined. “Coalition Forces” includes the foreign Department/Ministry of Defense (DoD/MoD) and intelligence organizations, as well as headquarters elements of the UN, NATO, and similar coalitions. All source data and derived products may be retained by the partners, with use limited to combined projects.

5)	DoD/Title 50 Premier - This license permits all uses covered by the DoD/Title 50 & State/Local Governments license and the DoD/Title 50 & Coalition Forces license.

6)	Federal Civil Single Organization - This license permits the limited use of source data and derived products within a single organization of the United States Government, excluding DoD and Title 50 organizations as identified above and specified at the time of purchase.

(i)	Cabinet Departments Other than DOD — An organization/ agency/bureau below the departmental level.

(ii)	Other individual Government organizations not covered in the above categories.

7)	Federal Civil -This license permits unlimited use of the source data and derived products within all U.S. Federal Government organizations, excluding DoD and Title 50 organizations.

8)	Federal Civil & State/Local Governments - This license permits all uses covered by the Federal Civil license. In addition, this license permits use by State and local governments. All source data and derived products shall be retained by the State and local governments.

9)	Federal Civil & International Partners - This license permits all uses covered by the Federal Civil license. In addition, this license permits use by international partners when working with U.S. Federal organizations on combined projects. International partners include all foreign government organizations (including national, regional, and local government equivalents). All source data and derived products may be retained by the partners, with use limited to times when working with U.S. Federal Government organizations on combined projects.

10)	Federal Civil Premier - This license permits all uses covered by the Federal Civil & State and Local Governments license and the Federal Civil & International Partners license.

11)	U.S. Governments, International Partners, & Non-government Organizations - This license permits use of the source data and derived products within any organization in the U.S. Federal/State/Local Governments. In addition, this license permits use by foreign national/regional/local governments and use by non-governmental organizations when working with U.S. Federal Government organizations on combined projects.

(d)	Other Licenses may be negotiated on terms mutually agreeable to the parties.

(e)	Responsibilities of the Service Provider — The service providers shall accomplish the following:

1)	Ensure License wording accompanying imagery licensed under this clause (including third-party suppliers) contains the correct wording from this contract no matter where the data is disseminated or by whatever means (i.e., hardcopy, digital media, or electronic). (Service provider is not responsible for dissemination by the Government [e.g., Commercial Satellite Imagery Library, Eagle Vision].) To alleviate customer confusion, no other provisions shall be disseminated with the imagery.

2)	Have processes to rapidly negotiate “other” (i.e., Special) licenses upon request.

3)	For the contract to be internally consistent, terminology used in the attachments to contracts (e.g., price sheets) must adhere (verbatim) to the tiers defined above.

4)	Definitions. For the purposes of this clause and the licenses granted under it, the following terms shall have the noted meanings.

5)	Combined — Between two or more forces or agencies of two or more allies. (When all allies or services are not involved, the participating nations and services shall be identified, e.g., Combined Navies.) (Joint PUB 1-02; Department of Defense Dictionary of Military and Associated Terms; 23 March 1994, As Amended Through 24 January 2000)

6)	Continuous tone — An image which has not been screened and contains unbroken, gradient tones from black to white, and may be either n negative or positive form. Aerial photographs are examples of continuous tone prints. (Department of Defense, MIL-HDBK-850: Glossary of Mapping, Charting, and Geodetic Terms, January 1994; as cited in USIGS Glossary, Revision B, 11/23/99)

7)	Derived product — Works based upon licensed imagery products, such as a revision, modification, translation, abridgement, condensation, expansion, or any other form in which Products may be recast, transformed, or adapted and include any form of information extraction from source data, whether the source data is included or not. The derived product may or may not inherit the copyright and license of the source data as described above.

8)	Display — allowing someone to view a hard- or softcopy of source data or derived products

9)	Operational control — Transferable command authority that may be exercised by commanders at any echelon at or below the level of combatant command. Operational control is inherent in combatant command (command authority). Operational control may be delegated and is the authority to perform those functions of command over subordinate forces involving organizing and employing commands and forces, assigning tasks, designating objectives, and giving authoritative direction necessary to accomplish the mission. Operational control includes authoritative direction over all aspects of military operations and joint training necessary to accomplish missions assigned to the command. Operational control should be exercised through the commanders of subordinate organizations. Normally this authority is exercised through subordinate joint force commanders and Service and/or functional component commanders. Operational control normally provides full authority to organize commands and forces and to employ those forces as the commander in operational control considers necessary to accomplish assigned missions. Operational control does not, in and of itself, include authoritative direction for logistics or matters of administration, discipline, internal organization, or unit training. Also called OPCON. (JOINT PUB 1-02; Department of Defense Dictionary of Military and Associated Terms; 23 March 1994, As Amended Through 24 January 2000)

10)	Project — includes any form of cooperation among the entities referred to in the license tiers. These projects include, but are not limited to, coalition force operations, exercises, co-production, relief efforts and other activities. Projects include any activity or involvement by the U.S. Federal Government that necessitates sharing of source data or derived products.

11)	Reasonable facsimile — a continuous tone image that depicts a similar representation of the source data regardless of changes in digital number pixel values including, but not limited to, the following examples: linear or non-linear radiometric corrections, contrast enhancements, spatial filters; geometric transformations; and merges with other data sets.

12)	Release — allowing someone to retain a hard- or softcopy of source data or derived products.

13)	Source [image] data — the product (imagery or related information) provided by the vendor purchased via this contract. These data include all levels of processing and value added.

End H.8 Addendum

H.9 Intentionally Left Blank

H.10 Intentionally Left Blank

H.11 Intentionally Left Blank

H.12 FOREIGN AFFILIATES

USG collection requirements and tasking may be released to the CDPs foreign regional distributors, affiliates or partners, unless expressly restricted in writing by NGA. If a term in the CDP NOAA operating license conflicts with the terms and conditions of this contract, the terms and conditions of this NGA contract shall be renegotiated.

H.13 SENSITIVE REQUIREMENTS AND PRODUCT HANDLING

CDPs shall provide NGA with capabilities to handle sensitive collection requirements and the resulting image data. A sensitive requirement is unclassified and must be transferred to the CDP via secure communications channels and receive special handling throughout the order fulfillment process. Once the requirement is received it shall be treated in such a way as to not identify the customer as NGA throughout the process, and not create any signatures external to the CDP that would flag it as “sensitive” or “special.” After the required imagery has been collected and processed, it shall be delivered to the CDP-maintained NGA Product Archive for access by NGA authorized users. If the sensitive imagery is requested for delivery on media, it shall be handled in such a manner that it is not intermingled with the shipment of NGA imagery resulting from conventional (non-sensitive) orders.

Metadata resulting from the collection of sensitive requirements shall not be publicly accessible from the CDP’s public metadata catalog. Imagery resulting from the collection of sensitive requirements shall not be publicly accessible. There shall be no visibility to the existence of the sensitive imagery or metadata by commercial customers, partners and regional distributors without the specific approval of the government. This is not intended to preclude the use of ground receiving stations controlled by the CDP. The tasking, receipt, and transfer of sensitive data shall not make use of CDPs’ regional affiliates and partners for handling the order and product without specific approval of the government. To control the period of non-visibility of the sensitive imagery, CDPs shall provide NGA with limited exclusive rights to the products’ use. These rights will be of limited duration. CDPs shall provide options for six months, six month extension and indefinite non-visibility. Sensitive requirements shall be specified with the collection requirement. With the exception of images designated as having limited exclusive rights, CDPs shall be authorized to publish in their catalog and offer for sale, any images collected, processed, and delivered to NGA and its customers and partners.

Sensitive imagery handling shall not be required for North America and Western Europe except per mutual agreement between the CDP and NGA.

A pricing factor shall be established to address the limited exclusive rights to sensitive imagery.

H.14 TERMINATION LIABILITY

The ceiling for Government liability for Cancellation costs (see Clause I.15.) and Termination for Convenience costs shall be equivalent to the funds obligated on the contract minus the payments made under the contract.

H.15 CONTRACTOR’S LIMITATION OF LIABILITY

In the event this contract is terminated by the Government as a result of a default by contractor that is not timely cured by the contractor’s exercise of commercially reasonable efforts, contractor’s maximum aggregate liability under this contract to Government, if any, relating to or arising from such default shall be limited to reimbursing the Government for payments received by the Contractor from the Government in advance for the performance of services the Contractor was unable to perform as a result of the termination of the contract or CLIN. NOTWITHSTANDING ANYTHING IN THIS CONTRACT TO THE CONTRARY, CONTRACTOR SHALL NOT BE LIABLE TO THE GOVERNMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF INVESTMENT OR USE, UNDER ANY THEORY OF LIABILITY EVEN IF THE CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION I — CONTRACT CLAUSES

I.1 52.204-4 Printed or Copied Double-Sided on Recycled Paper. AUG 2000
I.2 52.212-4 Contract Terms and Conditions — Commercial Items. FEB 2002

Paragraph (f) is modified as follows:

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, delays of common carriers, on-orbit or operational failure of the Contractor’s high-resolution commercial satellite system (including the satellite(s) and ground station infrastructure) such that the Contractor cannot effect taskings or transmit imagery to Contractor’s ground station or the Government. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

I.3 52-212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items (Aug 2000) (Deviation)

Deviation (DOD 2000-00006) 52.212-5

(a) The Contractor shall comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

(1) 52.222-3, Convict Labor (E.O. 11755) .

(2) 52.233-3, Protest after Award (31 U.S.C. 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

[Contracting Officer shall check as appropriate.]

_X___(1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I
( 4 1 U.S.C. 253g and 10 U.S.C. 2402).

___(2) 52.219-3, Notice of Total HUBZone Small Business Set-Aside (Jan 1999).

___(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999)(if the offeror elects to waive the preference, it shall so indicate in its offer).

___(4)(i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

___(ii) Alternate I to 52.219-5.

___(iii) Alternate II to 52.219-5.

___(5) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637 (d)(2) and (3)).

_X___(6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637(d)(4)).

___(7) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).

___(8)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

___(ii) Alternate I of 52.219-23.

___(9) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

___(10) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

_X___(11) 52.222-21, Prohibition of Segregated Facilities (Feb 1999)

_X___(12) 52.222-26, Equal Opportunity (E.O. 11246).

_X___(13) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

_X___(14) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793).

_X___(15) 52.222-37, Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

___(16) 52.225-1, Buy American Act-Balance of Payments Program-Supplies (41 U.S.C. 10a -10d).

___(16)(i), 52.233-9 Estimate Percentage of Recovered Material Content for EPA-Designated Products (42 U.S.C. 6962(c)(3)(A)(ii)).

___(16)(ii) Alternate I of 52.233-9 (42 U.S.C. 6962(i)(2)(C)).

___(17)(i) 52.225-3, Buy American Act-North American Free Trade Agreement-Israeli Trade Act-Balance of Payments Program (41 U.S.C. 10a — 10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).

___(ii) Alternate I of 52.225-3.

___(iii) Alternate II of 52.225-3.

___(18) 52.225-5, Trade Agreements (19 U.S.C. 2501, et seq ., 19 U.S.C. 3301 note).

___X___(19) 52.225-13, Restriction on Certain Foreign Purchases (E.O. 12722, 12724, 13059, 13067, 13121, and 13129).

___(20) 52.225-15, Sanctioned European Union Country End Products (E.O. 12849).

___(21) 52.225-16, Sanctioned European Union Country Services (E.O. 12849).

_X___(22) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (31 U.S.C. 3332).

___(23) 52.232-34, Payment by Electronic Funds Transfer-Other than Central Contractor Registration (31 U.S.C. 3332).

___(24) 52.232-36, Payment by Third Party (31 U.S.C. 3332).

_X___(25) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

___( 2 6 ) ( i ) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C.1241).

___(ii) Alternate I of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

[Contracting Officer check as appropriate.]

___(1) 52.222-41, Service Contract Act of 1965, A s Amended (41 U.S.C. 351, et seq . ) (Subcontracts for certain commercial services may be exempt from coverage if they meet the criteria in FAR 22.1003-4(C) or (d) (See DoD class deviation number 2000-00006).

___(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C.n 351, e t s e q. ) .

___(3) 52.222-43, Fair Labor Standards Act and Service Contract Act Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, etseq. ) .

___(4) 52.222-44, Fair Labor Standards Act and Service Contract Act Price Adjustment Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, etseq.) .

___(6) 52.222-50, Nondisplacement of Qualified Workers (Executive Order 12933).

(d) C o m p t roller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2,Audit and Records Negotiation.

     (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

     (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

     (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components-

     (1) 52.222-26, Equal Opportunity (E.O. 11 2 4 6 ) ;

     (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212);

     (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and

     (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flowdown not required for subcontracts awarded beginning May 1, 1996).

I.4 Reserved

I.5 52.232-35 Designation of Office for Government Receipt of Electronic Funds Transfer Information. (MAY 1999)

(a) As provided in paragraph (b) of the clause at 52.232-34, Payment by Electronic Funds Transfer — Other than Central Contractor Registration, the Government has designated the office cited in paragraph (c) of this clause as the office to receive the Contractor’s electronic funds transfer (EFT) information, in lieu of the payment office of this contract.

(b) The Contractor shall send all EFT information, and any changes to EFT information to the office designated in paragraph (c) of this clause. The Contractor shall not send EFT information to the payment office, or any other office than that designated in paragraph (c). The Government need not use any EFT information sent to any office other than that designated in paragraph (c).

(c) Designated Office:

Name: [  ]

Mailing Address: [  ]

Telephone Number: [  ]

Person to Contact: [  ]

Electronic Address: [  ]

I.6 52.252-6 Authorized Deviations in Clauses. (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any [insert regulation name] (48 CFR [ ]) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

I.7 252.201-7000 Contracting Officer’s Representative. DEC 1991

I.8 252.204-7000 Disclosure of Information. DEC 1991

I.9 252.204-7003 Control of Government Personnel Work Product.APR 1992

I.10 252.204-7004 Required Central Contractor Registration. NOV 2001

I.11 252.212-7001 Contract terms and conditions required to implement statutes or Executive Orders applicable to Defense Acquisitions of commercial items. (OCT 1998)

(a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.247-7023, Transportation of Supplies by Sea, which is included in this contract by reference to implement 10

U.S.C. 2631.

(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive Orders applicable to acquisitions of commercial items or components.

___252.205-7000 Provision of Information to Cooperative Agreement Holders (10 U.S.C. 2416)

___252.206-7000 Domestic Source Restriction (10 U.S.C. 2304).

___252.219-7001 Reserved.

___252.219-7002 Reserved.

___252.219-7003 Small Business and Small Disadvantaged Business Subcontracting Plan (DoD Contracts)(15 U.S.C. 637).

___252.219-7005 Incentive for Subcontracting with Small Businesses, Small Disadvantaged Businesses, Historically Black Colleges and Universities and Minority Institutions (___Alternate I)(Section 9004, Pub. L. 101-165(10 U.S.C. 2301 (repealed)note)).

___252.219-7006 Reserved.

___252.225-7001 Buy American Act and Balance of Payments Program (41 U.S.C. 10a-10d, E.O. 10582).

___252.225-7007 Buy American Act — Trade Agreements — Balance of Payments Program (___Alternate I) (41 U.S.C. 10a-10d, 19 U.S.C. 2501-2518, and 19 U.S.C. 3301 note).

___252.225-7012 Preference for Certain Domestic Commodities.

___252.225.7014 Preference for Domestic Specialty Metals (10 U.S.C. 2241 note).

___252.225-7015 Preference for Domestic Hand or Measuring Tools (10 U.S.C. 2241 note).

___252.225-7021 Trade Agreements (___Alternate I) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

___252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (U.S.C. 2779)

___252.225-7028 Exclusionary Policies and Practices of Foreign Governments (22 U.S.C. 2755).

___252.225-7029 Restriction on Acquisition of Air Circuit Breakers (10 U.S.C. (a)(3)).

___252.225-7036 Buy American Act — North American Free Trade Agreement Implementation Act - Balance of Payment Program (___Alternate I) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

___252.227-7015 Technical Data-Commercial Items (10 U.S.C. 2320).

___252.227-7037 Validation of Restrictive Markings on Technical Data (10 U.S.C. 2321).

___252.242-7002 Submission of Commercial Freight Bills for Audit (31 U.S.C. 3726).

___252.243-7002 Certification of Requests for Equitable Adjustment (10 U.S.C. 2410)

___252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items clause of this contract, the Contractor shall include the terms of the following clause, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
252.225-7014, Preference for Domestic Specialty Metals, Alternate I (10 U.S.C. 2241 note)

I.12 252.232-7009 Mandatory Payment by Governmentwide Commercial Purchase Card. (JUL 2000)

The Contractor agrees to accept the Governmentwide commercial purchase card as the method of payment for Delivery Orders as described in paragraph G-6.

I.13 52.216-18	Ordering.	OCT 1995

(a) All requirements issued to vendors under the capacity portion of this contract (all CLINs excluding CLIN 0005) shall be ordered by issuance of Imagery Requests by individuals or activities designated by the Contracting Officer. Imagery Requests may be issued from date of contract award through contract expiration. These orders shall be placed in accordance with section C.1, Statement of Work.

(b) All Delivery Orders for imagery issued pursuant to contract CLIN 0005 shall be placed in accordance with Far 16.505. When placing orders under CLIN 0005 of the contract, the Contracting Officer will provide fair opportunity for all CLEARVIEW contract holders. The following process shall be followed for award of CLIN 0005 orders under the contract.

(i)	ORDERS UNDER $2,500: Order will be issued to the vendor providing the best value to the government. No official justification is required.

(ii)	ORDERS OVER $2,500: A written best value justification addressing the following factors will be provided for all orders for high-resolution satellite imagery:

(1) Technical Capability;

(2) Past Performance; and

(3) Price.

(c) All orders placed under this contract pursuant to (a) or (b), above are subject to the terms and conditions of this contract. In the event of conflict between an order and this contract, the contract shall control.

I.14 52.216-19	Order Limitations	OCT 1995

(a) Minimum Imagery Request: The minimum Imagery Request or Delivery Order under this contract shall be for the equivalent of 1 Small Area Target (SAT) as defined in the CLEARVIEW Statement of Work.

(b) Maximum Tasking Order: There is no maximum Imagery Request or Delivery Order under this contract.

I.15 52.217-2	Cancellation Under Multi-Year Contracts	OCT 1997

(a) “Cancellation,” as used in this clause, means that the Government is canceling its requirements for all supplies or services in program years subsequent to that in which notice of cancellation is provided. Cancellation shall occur by the date or within the time period specified in the Schedule, unless a later date is agreed to, if the Contracting Officer-

     (1) Notifies the Contractor that funds are not available for contract performance for any subsequent program year; or

     (2) Fails to notify the Contractor that funds are available for performance of the succeeding program year requirement.

(b) Except for cancellation under this clause or termination under the Default clause, any reduction by the Contracting Officer in the requirements of this contract shall be considered a termination under the Termination for Convenience of the Government clause.

(c) If cancellation under this clause occurs, the Contractor will be paid a cancellation charge not over the cancellation ceiling specified in the Schedule as applicable at the time of cancellation.

(d) The cancellation charge will cover only-

     (1) Costs-

          (i) Incurred by the Contractor and/or subcontractor;

          (ii) Reasonably necessary for performance of the contract; and

          (iii) That would have been equitably amortized over the entire multi-year contract period but, because of the cancellation, are not so amortized; and

     (2) A reasonable profit or fee on the costs.

(e) The cancellation charge shall be computed and the claim made for it as if the claim were being made under the Termination for Convenience of the Government clause of this contract. The Contractor shall submit the claim promptly but no later than 1 year from the date-

     (1) Of notification of the nonavailability of funds; or

     (2) Specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Contracting Officer.

(f) The Contractor’s claim may include-

     (1) Reasonable nonrecurring costs (see Subpart 15.4 of the Federal Acquisition Regulation) which are applicable to and normally would have been amortized in all supplies or services which are multi-year requirements;

     (2) Allocable portions of the costs of facilities acquired or established for the conduct of the work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work, and if the costs are not charged to the contract through overhead or otherwise depreciated;

     (3) Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and

     (4) Costs not amortized solely because the cancellation had precluded anticipated benefits of Contractor or subcontractor learning.

(g) The claim shall not include-

     (1) Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

     (2) Any cost already paid to the Contractor;

     (3) Anticipated profit or unearned fee on the canceled work; or

     (4) For service contracts, the remaining useful commercial life of facilities. “Useful commercial life” means the commercial utility of the facilities rather than their physical life with due consideration given to such factors as location of facilities, their specialized nature, and obsolescence.

(h) This contract may include an Option clause with the period for exercising the option limited to the date in the contract for notification that funds are available for the next succeeding program year. If so, the Contractor agrees not to include in option quantities any costs of a startup or nonrecurring nature that have been fully set forth in the contract. The Contractor further agrees that the option quantities will reflect only those recurring costs and a reasonable profit or fee necessary to furnish the additional option quantities.

(i) Quantities added to the original contract through the Option clause of this contract shall be included in the quantity canceled for the purpose of computing allowable cancellation charges.

I.15 52.217-9 Option to Extend the Term of the Contract. MAR 2000

(a) The Government may extend the term of this contract by written notice to the Contractor in accordance with Section M, award term provision.

(b) If the Government awards additional terms, the extended contract shall be considered to include this clause.

(c) The total duration of this contract, including the award of any additional terms shall not exceed 10 years.

SECTION J- LIST OF ATTACHMENTS

J.1 Attachment No. and/or Exhibit	Title
[1]	Vendor Warranty
[2]	GFI List
[3]	CLEARVIEW Regions Definition Document (GFI)
[4]	NGA CLIN 0005 License Upgrades

Attachment 1

Vendor Warranty

Limited Warranty; Return Policy. For a period of thirty (30) days from the date imagery licensed under this contract is delivered to NGA, contractor warrants that (a) the media upon which the imagery resides will be free from defects in materials and workmanship under normal use, and (b) the imagery licensed and delivered to NGA will conform to the requirements set forth in such accepted order, excluding cloud cover requirements, in all material respects, when used on appropriate computer hardware. If the media fails to conform to this warranty, or the imagery licensed under this contract and delivered to NGA fails to conform to the order requirements accepted by contractor in any material respect, when used on appropriate computer hardware, NGA may, as its sole and exclusive remedy under this contract, obtain a replacement free of charge if the defective media or imagery delivered, as the case might be, is returned to contractor within the 30 day warranty period. NGA may not retain any copies of the imagery returned to contractor. EXCEPT AS EXPRESSLY SET FORTH IN THE FIRST SENTENCE OF THIS PARAGRAPH, CONTRACTOR’S IMAGERY IS LICENSED TO NGA ON AN “AS IS” BASIS WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER. CONTRACTOR, ITS LICENSORS AND THEIR RESPECTIVE AFFILIATED COMPANIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, NOT STATED HEREIN INCLUDING WITHOUT LIMITATION, ANY WARRANTY AS TO THE ACCURACY, CONTENT OR AVAILABILITY OF THE IMAGERY LICENSED, INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR CONTRACTOR’S EXPRESS WARRANTIES PROVIDED HEREUNDER, NGA EXPRESSLY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF CONTRACTOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO CONTRACTOR’S DELIVERY OF IMAGERY LICENSED UNDER THIS CONTRACT.

Attachment 2

Government Furnished Information List

Below is a table that summarizes the CLEARVIEW Government Furnished Information subject to the Special Contract Requirements in Section H.6.

Item	Contract Reference
CLEARVIEW Regions Definition Document CII-CM2003-023	Paragraph C.1.2
Elevation Data including DTED, SRTM, or other DEM with associated accuracy data	Paragraph C.3.3.2 and 3.4
Ground Control Points with associated accuracy	Paragraph C.3.3.2, C.3.4 and C.3.4.3
Country Code List including source code and latitude/longitude locations	Paragraph D.1.b.3
Normal source packages, as required, for product orders	Paragraph C.3.3.2 and 3.4
National Technical Means (NTM) rectangles over image product areas	Paragraph C.3.3.2 and 3.4
Weather Forecast and Climatological Data	Paragraph C3.1.1

Attachment 3

CLEARVIEW Region Definition Document CII-CM2003-023

Note: GFI — Please provide Current Version

Attachment 4

NGA CLIN 0005 License Upgrades

ORBIMAGE’s commercial pricing is included under CLIN 0005. The standard Commercial Satellite Imagery Product Catalog will be used as the basis for pricing imagery data and products under CLIN 0005. The Federal Government License upgrade factors are shown in the Table below and are based on the current published Commercial Satellite Imagery Product Catalog. Commercial Catalog Product Prices are subject to periodic change without notice. The Catalog is also posted on the Internet at www.orbimage.com

Volume discounts for CLIN 0005 purchases are as follows. Discount levels are calculated as annual aggregate total amounts based on the twelve month cycle from Contract award.

Annual Aggregate Total	Discount from List Price
Less than $2.0M	0%
Greater than or equal to $2.0M	10%
Greater than or equal to $5.0M	15%
Greater than or equal to $10.0M	20%

If an initial order, in excess of $2.0M is placed during the 12 month period, the discount applicable to the aggregate total of that order applies to the entire order.

CLIN 0005L ORBIMAGE Public Sale Product License Options

CLIN Number	Government License Levels
	Description	Price Factor
0005L S	DOD Single Organization	1.0
0005L T	DOD/Title 50	1.5
0005L B	DOD/Title 50 & Coalition Forces	1.6
0005L C	DOD/Title 50 & State/Local Govt	1.6
0005L D	DOD/Title 50 Premier	2.0
0005L E	Federal Civil Single Organization	1.0
0005L F	Federal Civil	1.5
0005L G	Federal Civil & State/Local Govt	2.5
0005L H	Federal Civil & Internt’l Partners	2.3
0005L J	Federal Civil Premier	2.6
0005L K	US Govt, Internt’l Partners, Non Government Organization	3.0
0005L A	CLEARVIEW	3.0

SECTION K — REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS OR QUOTERS

K.1 52.203-2 Certificate of Independent Price Determination. (APR 1985)

As prescribed in 3.103-1, insert the following provision. If the solicitation is a Request for Quotations, the terms “Quotation” and “Quoter” may be substituted for “Offer” and “Offeror.”

CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

-

(a) The offeror certifies that -

(1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to -

(i) Those prices;

(ii) The intention to submit an offer; or

(iii) The methods or factors used to calculate the prices offered.

(2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

(3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

(1) Is the person in the offeror’s organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision; or

(2)(i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision Armand D. Mancini, Executive Vice President and Chief Financial Officer;

(ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) of this provision have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision; and

(iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision.

(c) If the offeror deletes or modifies subparagraph (a)(2) of this provision, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

K.2 52.203-11     Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions.    APR 1991

K.3 52.204-3 Taxpayer Identification. (OCT 1998)

(a) Definitions.

“Common parent,” as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

“Taxpayer Identification Number (TIN),” as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b) All offerors must submit the information required in paragraphs (d) through (f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.

(d) Taxpayer Identification Number (TIN).

[X] TIN: _54-1660268___.

[ ] TIN has been applied for.

[ ] TIN is not required because:

[ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

[ ] Offeror is an agency or instrumentality of a foreign government;

[ ] Offeror is an agency or instrumentality of the Federal Government.

(e) Type of organization.

[ ] Sole proprietorship;

[ ] Partnership;

[X] Corporate entity (not tax-exempt);

[ ] Corporate entity (tax-exempt);

[ ] Government entity (Federal, State, or local);

[ ] Foreign government;

[ ] International organization per 26 CFR 1.6049-4;

[ ] Other ___.

(f) Common parent.

[X] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.

[ ] Name and TIN of common parent:

Name _________

TIN _________

K.4 52.209-5 Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters. (DEC 2001)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that -

(i) The Offeror and/or any of its Principals -

(A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have [ ] have not [X], within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C) Are [  ] are not [X] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in paragraph (a)(1)(i)(B) of this provision.

(ii) The Offeror has [  ] has not [X], within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) “Principals,” for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

This Certification Concerns a Matter Within the Jurisdiction of an Agency of the United States and the Making of a False, Fictitious, or Fraudulent Certification May Render the Maker Subject to Prosecution Under Section 1001, Title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror’s responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

K.5 52.219-1 Small Business Program Representations. (APR 2002)

(a)(1) The North American Industry Classification System (NAICS) code for this acquisition is 541512.

(2) The small business size standard is $21 Million.

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations. (1) The offeror represents as part of its offer that it [] is, [X] is not a small business concern.

(2) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, for general statistical purposes, that it [ ] is, [ ] is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it [ ] is, [ ] is not a women-owned small business concern.

(4) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it [ ] is, [ ] is not a veteran-owned small business concern.

(5) [Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.] The offeror represents as part of its offer that it [ ] is, [ ] is not a service-disabled veteran-owned small business concern.

  (6) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, as part of its offer, that —

(i) It [ ] is, [ ] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii) It [ ] is, [ ] is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:___.] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c) Definitions. As used in this provision -

“Service-disabled veteran-owned small business concern” -

(1) Means a small business concern -

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (a) of this provision.

“Veteran-owned small business concern” means a small business concern -

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned small business concern” means a small business concern -

(1) That is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall -

(i) Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Act.

K.6 52.222-18 Certification Regarding Knowledge of Child Labor for Listed End Products. (FEB 2001)

(a) Definition.

“Forced or indentured child labor” means all work or service -

(1) Exacted from any person under the age of 18 under the menace of any penalty for its nonperformance and for which the worker does not offer himself voluntarily; or

(2) Performed by any person under the age of 18 pursuant to a contract the enforcement of which can be accomplished by process or penalties.

(b) Listed end products. The following end product(s) being acquired under this solicitation is (are) included in the List of Products Requiring Contractor Certification as to Forced or Indentured Child Labor, identified by their country of origin. There is a reasonable basis to believe that listed end products from the listed countries of origin may have been mined, produced, or manufactured by forced or indentured child labor.

Listed End Product Listed Countries of Origin
[NONE]

(c) Certification. The Government will not make award to an offeror unless the offeror, by checking the appropriate block, certifies to either paragraph (c)(1) or paragraph (c)(2) of this provision.

[X] (1) The offeror will not supply any end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in a corresponding country as listed for that end product.

[ ] (2) The offeror may supply an end product listed in paragraph (b) of this provision that was mined, produced, or manufactured in the corresponding country as listed for that product. The offeror certifies that it has made a good faith effort to determine whether forced or indentured child labor was used to mine, produce, or manufacture such end product. On the basis of those efforts, the offeror certifies that it is not aware of any such use of child labor.

K.7 52.222-25 Affirmative Action Compliance. (APR 1984)

The offeror represents that -

(a) It [X] has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or

(b) It [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

K.8 52.223-13 Certification of Toxic Chemical Release Reporting. (OCT 2000)

(a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

(b) By signing this offer, the offeror certifies that -

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

[X] (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);

[X] (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

[X] (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

[X] (iv) The facility does not fall within Standard Industrial Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or

[   ] (v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth

of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

K.9 252.204-7001 Commercial and Government Entity (CAGE) Code Reporting. (AUG 1999)

(a) The offeror is requested to enter its CAGE code on its offer in the block with its name and address. The CAGE code entered must be for that name and address. Enter “CAGE” before the number.(b) If the offeror does not have a CAGE code, it may ask the Contracting Officer to request one from the Defense Logistics Information Service (DLIS). The Contracting Officer will—(1) Ask the Contractor to complete section B of a DD Form 2051, Request for Assignment of a Commercial and Government Entity (CAGE) Code;(2) Complete section A and forward the form to DLIS; and(3) Notify the Contractor of its assigned CAGE code.(c) Do not delay submission of the offer pending receipt of a CAGE code.

K.10 252.209-7001 Disclosure of Ownership or Control by the Government of a Terrorist Country. MAR 1998

K.11 252.209-7002 Disclosure of ownership or control by a foreign government. (SEP 1994)

 (a) “Definitions.”

As used in this provision —

(1) “Effectively owned or controlled” means that a foreign government or any entity controlled by a foreign government has the power, either directly or indirectly, whether exercised or exercisable, to control or influence the election, appointment, or tenure of the Offeror’s board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).

(2) “Entity controlled by a foreign government” —

(i) Means —

(A) Any domestic or foreign organization or corporation that is effectively owned or controlled by a foreign government; or

(B) Any individual acting on behalf of a foreign government.

(ii) Does not include an organization or corporation that is owned, but is not controlled, either directly or indirectly, by a foreign government of the ownership of that organization or corporation by that foreign government was effective before October 23, 1992.

(3) “Foreign government” includes the state and the government of any country (other than the United States and its possessions and trust territories) as well as any political subdivision, agency, or instrumentality thereof.

(4) “Proscribed information” means —

(i) Top Secret information;

(ii) Communications Security (COMSEC) information, except classified keys used to operate secure telephone units (STU IIIs);

(iii) Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;

(iv) Special Access Program (SAP) information; or

(v) Sensitive Compartmented Information (SCI).

(b) “Prohibited on award.”

No contract under a national security program may be awarded to an entity controlled by a foreign government if that company requires access to proscribed information to perform the contract, unless the Secretary of Defense or a designee has waived application of 10 U.S.C. 2536(a).

(c) “Disclosure”.

The Offeror shall disclose any interest a foreign government has in the Offeror when that interest constitutes control by a foreign government as defined in this provision. If the Offeror is a subsidiary, it shall also disclose any reportable interest a foreign government has in any entity that owns or controls the subsidiary, including reportable interest concerning the Offeror’s immediate parent, intermediate parents, and the ultimate parent. Use separate paper as needed, and provide the information in the following format: Offeror’s Point of Contact for Questions about Disclosure (Name and Phone Number with Country Code, City Code and Area Code, as applicable)

Name and Address of Offeror, Name and Address of Entity Controlled by a Foreign Government. Description of Interest, Ownership Percentage, and Identification of Foreign Government.

K.12 252.247-7022 Representation of Extent of Transportation by Sea. (AUG 1992)

(a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term supplies is defined in the Transportation of Supplies by Sea clause of this solicitation.

(b) “Representation.” The Offeror represents that it —

___Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

_X___Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

(c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

SECTION L — INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS OR QUOTERS

L.1 Instructions for Completion of Section B

(1) GLOBAL COMMITMENT:

a. BASE: Vendor shall enter the total global capacity offered, expressed as Base Pricing Units, unit price and total price. Offers shall be made on the basis of annual minimum guarantees of $12M, $24M, $36M, $48M and $60M.

Example: 100 Square Kilometers * Unit Price = Total Price

b. BILATERAL OPTIONS: Vendor shall enter pricing for additional capacity as detailed in section B.

(2) REGIONAL COMMITMENTS: The total of the figures entered in this section may exceed the total commitment. These figures are not intended to represent the total global capacity offered, but rather specific limits within contract regions.

Example: Total Global Capacity = 100 BPUs

Region 1 Limit = 25 BPUs

Region 2 Limit = 30 BPUs

Region 3 Limit = 15 BPUs

Region 4 Limit = 40 BPUs

Region 5 Limit = 35 BPUs

(3) RESPONSIVENESS COMMITMENTS: The BPU figure entered in this table will be applicable to the total capacity purchased in a contract performance year, inclusive of any exercised options. The government is not obligated to utilize any capacity at the premium or priority responsiveness levels.

a. PREMIUM: Vendor shall input a BPU figure representing the total capacity which the government, in the performance of the contract, may, at its’ sole discretion, elect to task at a Premium responsiveness level.

b. PRIORITY: Vendor shall input a BPU figure representing the total capacity which the government, in the performance of the contract, may, at its’ sole discretion, elect to task at a Priority responsiveness level.

(4) TOTAL REGIONAL CAPACITY AVAILABLE: Vendor shall provide the total capacity available for purchase under this contract in each region of interest.

(5) NGA CDP Product Archive: Vendor shall provide price for implementation of the NGA CDP Product Archive referenced in section C. Price shall not include recurring costs. Operations and maintenance costs for operation of the NGA CDP Product Archive shall be the responsibility of the vendor. Vendor shall provide detailed labor and material costs for implementation of the archive.

(6) CLIN 0005: Vendors shall provide a price for high-resolution imagery to be purchased pursuant to vendor commercial terms and conditions to include the CLEARVIEW usage license. Vendors are reminded that price is a factor in the selection process for orders placed pursuant to this CLIN and are invited to propose discount schedules to be applied to the purchase of imagery under CLIN 0005.

L.2 Inspection and Acceptance of Official Mail at National Geospatial-Intelligence Agency (NGA)

Contractor personnel who are assigned to NGA’s mail facilities, as well as Government officials, may at times open and inspect all official mail to ensure the health and safety of on-site personnel. Official mail includes all mail (letters and packages) delivered by the United States Postal Service, commercial carriers, or by individuals to a NGA facility. All contractor personnel involved in the opening and inspection of official mail have executed a special non-disclosure agreement not to discuss with, disclose, release, reproduce or otherwise provide or make available the contents of official mail, or any portion thereof, to any individual, unless the Contracting Officer (or designated individual) has provided written approval, and the person receiving the information has executed a non-disclosure agreement. However, an exception to this policy may apply if the official mail contains a substance which poses a health or safety hazard to individuals in the immediate vicinity.

L.3 Marking of Envelopes Containing a Bid or Proposal

To provide for ready identification and proper handling of bids or proposals, Offerors shall use the enclosed Optional Form 17, Offer Label.

L.4 52.204-6 Data Universal Numbering System (DUNS) Number. JUN 1999

L.5 52.212-1 Instructions to Offerors — Commercial Items. OCT 2000

L.6 52.232-28 Invitation to Propose Performance-Based Payments. (MAR 2000)

(a) The Government invites the offeror to propose terms under which the Government will make performance-based contract financing payments during contract performance. The Government will consider performance-based payment financing terms proposed by the offeror in the evaluation of the offeror’s proposal. The Contracting Officer will incorporate the financing terms of the successful offeror and the FAR clause, Performance-Based Payments, at FAR 52.232-32, in any resulting contract.

(b) In the event of any conflict between the terms proposed by the offeror and the terms in the clause at FAR 52.232-32, Performance-Based Payments, the terms of the clause at FAR 52.232-32 shall govern.

(c) The Contracting Officer will not accept the offeror’s proposed performance-based payment financing if the financing does not conform to the following limitations:

(1) The Government will make delivery payments only for supplies delivered and accepted, or services rendered and accepted in accordance with the payment terms of this contract.

(2) The terms and conditions of the performance-based payments must -

(i) Comply with FAR 32.1004;

(ii) Be reasonable and consistent with all other technical and cost information included in the offeror’s proposal; and

(iii) Their total shall not exceed 90 percent of the contract price if on a whole contract basis, or 90 percent of the delivery item price if on a delivery item basis.

(3) The terms and conditions of the performance-based financing must be in the best interests of the Government.

(d) The offeror’s proposal of performance-based payment financing shall include the following:

(1) The proposed contractual language describing the performance-based payments (see FAR 32.1004 for appropriate criteria for establishing performance bases and performance-based finance payment amounts).

(2) A listing of -

(i) The projected performance-based payment dates and the projected payment amounts; and

(ii) The projected delivery date and the projected payment amount.

(3) Information addressing the Contractor’s investment in the contract.

(e) Evaluation of the offeror’s proposed prices and financing terms will include whether the offeror’s proposed performance-based payment events and payment amounts are reasonable and consistent with all other terms and conditions of the offeror’s proposal.

L.7 52.232-38 Submission of Electronic Funds Transfer Information with Offer. MAY 1999

L.8 52.216-1 TYPE OF CONTRACT (APR 1984)

The Government contemplates award of a firm fixed price contract resulting from this solicitation.

L.9 SUBMISSION OF ELECTRONIC PROPOSAL

Vendor may submit proposal in softcopy via email to hinchbergd@NGA.mil. Vendor shall submit signed cover sheet via fax at (301)227-4793.

L.10 AWARD OF OTHER THAN ALL CONTRACT SECTIONS

The Government reserves the right to award all or any combination of the

CLINs described in this solicitation.

L.11 OPEN SEASON

When a satellite imaging system with resolution of one meter or less is successfully launched and acquiring imagery, the government reserves the right to, at its’ sole discretion, award additional contracts. The government may elect to award additional minimum guarantees to CLEARVIEW contract holders upon successful launch of additional 1 meter imaging satellites.

SECTION M — EVALUATION FACTORS FOR AWARD

M.1 TECHNICAL REQUIREMENTS

1. Imagery to be procured must be certified by the NGA Commercial and Civil Applications Program(CCAP). The program verifies that the imagery meets required resolution, accuracy, spectral signatures and clarity specifications.

2. Vendors must have the capability to receive orders, task imagery and disseminate information in NITF formats.

3. The imagery to be provided under the contract must be NITF certified. This requirement is deferred until 6 months after date of award of the contract.

4. The vendor must have an on-orbit satellite capable of acquiring imagery with a resolution of 1 meter or less.

M.2 MINIMUM GUARANTEES

Evaluation Procedures.

A capacity award for CDP specific capabilities and non-CDP specific capabilities or processes will be made as a result of this source selection. The following procedures will be utilized for the initial award:

1.	The requirements deck will be reviewed by NGA to determine those requirements that are vendor specific. The following items will be reviewed at a minimum:

a. Resolution requirements.

b. Accuracy requirements.

c. Capacity constraints.

d. Requirement for Testing data.

e. Sensor requirements.

f. Specific matching, fusing, and/or unique mosaic needs.

g. Periodicity requirements for specific targets.

h. Geometry requirements.

i. Stereo requirements.

j. Collection strategy efficiency.

k. Other technical requirements.

l. Specific processing capabilities.

2.	The competitive awards will be determined using a best value determination (Technical, Price, and Regional Capacity). Price will be the highest weighted factor. Technical and Regional Capacity will be weighted equally.

3.	Total capacity awarded will be determined by adding the direct capacity award with the competitive capacity award.

M.3 SELECTION FACTORS AND PROCESS FOR PERIODIC CAPACITY AWARDS (PCA)

a. OVERVIEW: Award of options will occur quarterly throughout the entire performance period of the contract, subject to the availability of funds beginning with the third quarter of the first performance year. This process may be exercised outside of the quarterly cycle as funds become available. The government will utilize a performance based, best value decision process, as described in paragraph (b), below. NGA will utilize the performance metrics collected pursuant to this contract.

b. PCA DECISION PROCESS:

1.	The requirements deck will be reviewed by NGA to determine those requirements that are vendor specific. The following items will be reviewed at a minimum:

a. Resolution requirements.

b. Accuracy requirements.

c. Capacity constraints.

d. Testing data.

e. Sensor requirements.

f. Specific matching, fusing, and/or unique mosaic needs.

g. Periodicity requirements for specific targets.

h. Geometry requirements.

i. Stereo requirements.

j. Collection strategy efficiency

k. Other technical requirements.

l. Specific processing capabilities.

2.	Competitive awards will be determined using a best value determination (Price, Performance, Technical and Regional Capacity). Price will be the highest weighted factor. Performance will be the next highest weighted factor. Technical and Regional Capacity will be weighted equally with the least weight.

3.	Total capacity awarded will be determined by adding the direct capacity award with the competitive capacity award.

(1) The board will execute a written justification for each PCA.

(2) Vendors may request an annual debriefing of board decisions by written request provided no later than the last day of each performance year. Debriefings will be conducted by phone or in person no later than 2 weeks after receipt of a request. Debriefings may be conducted more often as requested.

e. OPTION EXECUTION PROCESS: Government shall request regional BPU increases from the CDP in advance of option awards to determine additional CDP capacity availability in the region. CDP will be notified of the government’s intention to exercise an option no later than 30 calendar days prior to the start of the next period. The government is not obligated to inform the vendor of any decision to refrain from exercising options for additional capacity. Vendors must accept the government’s notice of intention within 7 calendar days of receipt. Failure of the vendor to provide written acceptance within the specified timeframe, may, at the government’s sole discretion, result in retraction of the notice of intention.

M.4 AWARD TERM

All award-term terms and conditions, to include pricing and guarantees, will be negotiated at the time of award term execution.

The award term plan will utilize the same factors described in M.3(b)(2), Competitive Awards, above.

A determination on the award of award term years six through 10 will be made at least three months prior to completion of the five year base performance period of the contract.

M.5 Evaluation of Past Performance

(a) The Government will evaluate the quality of the offeror’s past performance. The assessment of the offeror’s past performance will be used as a means of evaluating the relative capability of the offeror and the other competitors. Thus, an offeror with an exceptional record of past performance may receive a more favorable evaluation than another whose record is acceptable, even though both may have acceptable technical and management proposals.

(b) Evaluation of past performance will be a subjective assessment based on a consideration of all relevant facts and circumstances. It will not be based on absolute standards of acceptable performance. The Government is seeking to determine whether the offeror has consistently demonstrated a commitment to customer satisfaction and timely delivery of services at fair and reasonable prices. This is a matter of judgment. Offeror’s will be given an opportunity to address negative past performance data, and the offeror’s response — or lack thereof — will be taken into consideration.

(c) The evaluation of past performance may not be limited to those references provided by the offeror. In addition, the Government reserves the right to select the number of references necessary to establish an understanding of the offeror’s history of performance.

(d) Past performance will be weighted within the general factor of relative capability and will carry the relative weight identified in paragraph [ ]. Vendors with no past performance history will be evaluated in accordance with FAR 15.205(a)(2)(iv).

(e) By Past Performance, the Government means the offeror’s, its keyworkers, and subcontractors record of conforming to the specifications and to standards of good workmanship; the offeror’s, its keyworkers, and subcontractors adherence to contract schedules, including the administrative aspects of performance; the offeror’s, its keyworkers, and subcontractors reputation for reasonable and cooperative behavior and commitment to customer satisfaction; and generally, the offeror’s, its keyworkers, and subcontractors business like concern for the interest of the customer.

*** Note: Past Performance is not a factor in the initial award, but shall be considered for future award term options and quarterly increases.

M.6 Mandatory Requirements

All requirements herein, except those specifically identified as desirable features, are mandatory, and must be satisfied by the vendor to be eligible for award.

M.7 Basis for Award

Award will be made to those responsible offerors proposing the best value for items/services meeting the requirements of the solicitation. Alternate proposals for design deviations and variations will be considered, provided, however, that if any such deviations are found acceptable, all offerors will be provided an opportunity to propose to any resulting relaxation or alteration of the requirements.